UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois			60606-4319
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, #4600 Chicago, Illinois 60606		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/14

Date of reporting period:	09/30/14

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2014

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2014 Annual Report

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	2
Commentary on Oakmark and Oakmark Select Funds	3
Oakmark Fund (OAKMX)
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	9
Oakmark Select Fund (OAKLX)
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	14
Oakmark Equity and Income Fund (OAKBX)
Summary Information	16
Portfolio Manager Commentary	17
Schedule of Investments	19
Oakmark Global Fund (OAKGX)
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	27
Oakmark Global Select Fund (OAKWX)
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Fund (OAKIX)
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund (OAKEX)
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	42
Financial Statements
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Notes to Financial Statements	55
Financial Highlights	69
Report of Independent Registered Public Accounting Firm	76
Federal Tax Information	77
Disclosures and Endnotes	77
Trustees and Officers	79

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark Funds  September 30, 2014

President's Letter

Kristi L. Rowsell
President of Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholders,

World equity markets had mostly negative performance in the recent quarter. Concerns over global economic growth and geopolitical tensions dominated the headlines and weighed on investor confidence. The Oakmark portfolios were not immune to these concerns, and performance ranged from modestly positive to negative. Specific detail on Fund performance is included in the manager commentaries.

Oakmark Global Fund and Oakmark International Small Cap Fund Closures

The Oakmark Global and International Small Cap Funds are closing to most new investors that purchase shares through investment intermediaries on October 10. The closures will only impact new investors; existing shareholders of the Funds may continue to purchase additional shares. The Funds will remain open to all retirement plans, certain advisory platforms and investors who purchase shares directly from Oakmark. Please see our prospectus supplement at oakmark.com for more details.

Long-time shareholders will remember that we have occasionally closed Funds when we have felt that doing so was in the best interests of our shareholders. Our goal is to retain investment flexibility for our portfolio management teams so they can effectively execute each Fund's investment objective. In determining whether a Fund should close, we carefully consider the specific objective of the Fund, the level of cash inflows and the current investment opportunities in the marketplace. Today, we feel it is in our shareholders' best interest to slow the level of inflows for these two Funds in order to preserve investment capacity and maximize investment flexibility.

Shareholder Servicing News

Our Mutual Fund Services team has been working diligently with our transfer agent to redesign our shareholder Account Access website accessed via Oakmark.com. We are improving the entire look and feel so that shareholders will see a consolidated display of their accounts in a number of selected preferences. The transaction capabilities will be streamlined and more intuitive—more like a dashboard with enhanced, one-click navigation. New account setup will be more straightforward. And, the maintenance tasks shareholders require over time, such as tracking cost basis and managing bank account information, will be available online. We expect to release these changes in stages over the coming quarters. Look for more news on this initiative in future communications.

Year End Distributions

Each year at this time we give shareholders an indication of the level of income and capital gains that we believe will be distributed at the end of the year. As you'll recall, mutual funds are required to pay income and gains realized throughout the fiscal year to shareholders. All funds realized net gains throughout the year, as individual securities were sold as they approached our estimate of intrinsic value. As of the date of this letter, we expect each of the Oakmark funds will pay distributions that range from mid-to-high single digits when expressed as a percentage of the September 30, 2014 net asset value per share, except for Oakmark Select, which has an estimated distribution in the low double digits.

It's important to remember that the time period for determining distributions runs through the end of the year, so these estimates could change as the rest of the year unfolds. However, we like to share this early preview so we can be responsive to the tax planning needs of our shareholders. Updated estimates will be available on oakmark.com in mid-November.

Thank you for your continued investment in the Oakmark Funds. As always, you can reach us via email at ContactOakmark@oakmark.com.

oakmark.com 1

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2014 to September 30, 2014, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2014, by $1,000 and multiplying the result by the number in the Actual Expenses Paid During Period column shown below.

Shares of Oakmark International Small Cap Fund, held for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical Expenses Paid During Period column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (4/1/14)	Ending Account Value (9/30/14)	Expenses Paid During Period*	Ending Account Value (9/30/14)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,051.60	$4.37	$1,020.81	$4.31	0.85%
Class II	$1,000.00	$1,050.10	$5.91	$1,019.30	$5.82	1.15%
Oakmark Select Fund
Class I	$1,000.00	$1,064.50	$4.86	$1,020.36	$4.76	0.94%
Class II	$1,000.00	$1,063.10	$6.15	$1,019.10	$6.02	1.19%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,012.60	$3.68	$1,021.41	$3.70	0.73%
Class II	$1,000.00	$1,011.20	$5.24	$1,019.85	$5.27	1.04%
Oakmark Global Fund
Class I	$1,000.00	$989.60	$5.54	$1,019.50	$5.62	1.11%
Class II	$1,000.00	$988.00	$7.28	$1,017.75	$7.39	1.46%
Oakmark Global Select Fund
Class I	$1,000.00	$992.20	$5.64	$1,019.40	$5.72	1.13%
Oakmark International Fund
Class I	$1,000.00	$942.70	$4.63	$1,020.31	$4.81	0.95%
Class II	$1,000.00	$940.70	$6.57	$1,018.30	$6.83	1.35%
Oakmark International Small Cap Fund
Class I	$1,000.00	$927.00	$6.33	$1,018.50	$6.63	1.31%
Class II	$1,000.00	$926.00	$7.97	$1,016.80	$8.34	1.65%

*  Expenses for each share class is equal to the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect one-half year period)

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

On the morning of September 15, TRW Automotive Holdings announced it was going to be acquired by ZF Friedrichshafen for $105.60 per share. This was of more than a passing interest to us because at the time TRW was the largest holding in Oakmark Select. It was also the culmination of a process we applauded because TRW stock began 2012 at $33 per share, and was only up to $74 at the end of 2013. Over the years, takeovers have contributed significantly to Oakmark and Oakmark Select's returns. In 2014 both Funds benefited when AT&T offered to buy DirecTV and when Actavis purchased Forest Laboratories. Additionally, Oakmark Fund owned Covidien, which increased from $72 to $92 after announcing its merger with Medtronic. Obviously, we welcome takeover activity in any of our holdings.

But when TRW announced news of the acquisition at 8:16 a.m. Chicago time, it took less than an hour—9:04 to be exact—for the first law firm to announce its threat to sue TRW for accepting too low a price. Within 10 days I had counted at least 27 similar press releases from various law firms purporting to represent shareholders, threatening legal action to block the takeover. How do you square the law firms all jumping in to protect the shareholders while as a large shareholder ourselves, we were cheering the news?

Merger objection lawsuits aren't unique to the TRW deal. In fact, each of the takeovers we were invested in had multiple law firms trying to block the deals, alleging that shareholders weren't getting paid a high enough price. And it isn't just those takeovers. Within minutes of almost any takeover announcement, many law firms race to file press releases. Ten years ago, less than 10% of announced acquisitions of public companies were followed by merger objection suits. Today, almost every deal produces multiple suits. The overwhelming majority of these suits result in zero benefit to the shareholders, but almost all result in payments to law firms. Effectively, these suits have now become just another unfortunate cost of doing business.

Though we believe these suits are mostly frivolous, it is definitely worth recognizing that executives of selling companies may be conflicted and in a position to capture benefits for themselves that don't get passed through to other shareholders. Those may include higher-than-market compensation, job security for redundant positions, or a slew of perks that make their new jobs more rewarding. So I'd like to take the opportunity to discuss how we at Oakmark analyze acquisition proposals.

When we first purchased TRW in late 2011, our belief was that the stock was worth about $63. We developed that estimate of value in several ways. We looked at acquisition prices of other industrial businesses. We looked at the value of discounted cash flows based on our estimate of future earnings. And we looked at historical stock market valuations for businesses that had similar fundamental characteristics. It is a process we use for all companies we purchase, and it attempts to get us into the right ballpark for estimating value. It is definitely not an exercise in precision—when we say we estimate value at $63, it really means we believe the right range is something like $57 to $70. We would mock any of our analysts who tried to show precision to the right of the decimal point; we believe that if we are within 10% we are doing a good job. We simply don't believe you can get more accurate based on public data. But fortunately, lack of precision was no problem with TRW because at the time we purchased it the stock traded at $32.

During the ensuing three years, TRW earned about $20 per share cumulatively and used some of that capital to buy back undervalued stock. Over that time our forecast of future earnings grew. By last month our best estimate of value had grown to $109. The acquisition price of $105.60 was a little bit below our best guess, but well within 10%. That left us with two important questions: Was the bidding process open to other interested buyers? Were the board and management incentivized to achieve the maximum price?

Let's take the second question first. Did the management own enough stock and options that they were beneficiaries of a higher price? This is a question that is important to us not just when a company is getting acquired, but throughout our term of ownership. We believe it is too much to expect that people will act against their own economic interests, so we like to see management do well when their shareholders also do well. Fortunately, their incentives are easily quantifiable because the information is readily available in the proxy statement and 10K. As of year-end, management and directors owned or held rights to purchase over $500 million of TRW stock, valued at the acquisition price. Each dollar by which they could increase the price benefited them by just over $5 million. Clearly, by acting in their own economic interest, they were also acting in the interest of all the shareholders.

Finally, was it an open process? Again, the publicly available filings help answer this question. Any time a public company is acquired it is required to make a filing that details how potential buyers were identified and that discloses what took place during negotiations, including whether or not other offers were received. That document for TRW is not available yet, but will be by the time you read this letter. But here's what we know so far. On the morning of July 10 Bloomberg reported that ZF was considering purchasing TRW for $11 billion to $12 billion ($95-$103 per share). Within a couple of hours of that report TRW publicly confirmed the rumor; it had received a bid but did not disclose the price or the suitor. TRW said it was "evaluating the bid as well as other options." Translating from legalese, this was an open invitation to anyone interested in acquiring the company to come forward. In press releases later

oakmark.com 3

Oakmark and Oakmark Select Funds  September 30, 2014

Portfolio Manager Commentary (continued)

that day, ZF was identified as the suitor. Nine weeks later the deal was announced several dollars above the high end of the rumored range. In the interim negotiations, TRW must have had some leverage to extract a few more dollars.

We know that TRW management would have profited handsomely from a higher-priced deal and that any interested parties had nine full weeks to indicate their interest. We conclude that ZF's offer is highly likely to have been the best available. Despite the price being slightly below our estimate of value, when the facts line up like that, we would always prefer to have the deal accepted. That way, we can sell our stock at a much higher percentage of our value estimate, even if it isn't quite 100%, and redeploy the funds into stocks that we believe are selling at much larger discounts to our estimate of value. (Note: In the highly unlikely event that the proxy statement discloses that a credible, higher bidder was shut out from the process, our position will change 180 degrees, and we will be vocal. But given the circumstances, I think that is less likely than a snowless winter in Chicago.)

Congratulations on a job well done to TRW Chief Executive Officer John Plant and Chief Financial Officer Joe Cantie. Congratulations also to Mike White of DirecTV, Brent Saunders of Forest Labs, and Joe Almeida of Covidien. Our Funds have benefited tremendously from your stewardship. Speaking on behalf of all our shareholders, thank you!

4 OAKMARK FUNDS

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oakmark.com 5

Oakmark Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	0.18%	20.01%	25.66%	17.10%	9.28%	13.25%
S&P 500 Index	1.13%	19.73%	22.99%	15.70%	8.11%	9.53%
Dow Jones Industrial Average[2]	1.87%	15.29%	19.02%	14.85%	8.15%	10.39%
Lipper Large Cap Value Funds Index[3]	-0.02%	17.30%	22.72%	13.90%	7.25%	8.98%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	3.3
Apache Corp.	2.3
MasterCard, Inc., Class A	2.2
American International Group, Inc.	2.2
Intel Corp.	2.2
Oracle Corp.	2.1
Citigroup, Inc.	2.1
JPMorgan Chase & Co.	2.1
Amazon, Inc.	2.1
Google, Inc., Class A	2.1
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	58
Net Assets	$16.7 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$108.2 billion
Median Market Cap	$51.2 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	25%
Expense Ratio - Class I (as of 09/30/13)	0.95%
Expense Ratio - Class I (as of 09/30/14)	0.87%
SECTOR ALLOCATION	% of Net Assets
Financials	26.2
Information Technology	23.0
Consumer Discretionary	15.0
Consumer Staples	7.9
Health Care	6.3
Industrials	6.1
Energy	6.1
Materials	2.4
Short-Term Investments and Other	7.0

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased fractionally during the past quarter, bringing the gain to 20% for the fiscal year ended September 30. The S&P 5001 advanced 1% for the quarter and gained 20% for the fiscal year. The Oakmark Fund hit another all-time high price during the third calendar quarter. We are pleased with strong fiscal year gains, but we continue to believe that unusually strong equity performance over the past several years will lead to more moderate near-term returns.

For both the fiscal year and the calendar third quarter, the highest contributions came from the information technology and financial services sectors. We think these are still among the most attractive sectors of the market, and they represent a combined 52% of the equities in our portfolio. Our two best performers for the fiscal year were Forest Laboratories and Intel, and the worst performers were Diageo and General Motors. Our research team continues to find attractive investment opportunities, and we added five new names to the portfolio this quarter (see below). Over the past twelve months, we have added 14 names to the portfolio, all of which, in our view, can be described as well-managed, high-quality businesses selling at average or below-average valuation levels. During the quarter, we eliminated positions in Delphi Automotive, Devon Energy and McDonald's.

Accenture PLC (ACN-$80)

Accenture is one of the largest consulting and outsourcing companies in the world with over $30 billion of net revenues. Accenture is one of very few companies that can serve customers in both capacities globally, with scale, and across most industry verticals. As a result, roughly 60% of revenue is from projects where Accenture is the sole service provider from conception through completion, and more than 90 of Accenture's top 100 customers have been clients for more than 10 years. Management has a long track record of disciplined capital allocation, having reduced the share count by nearly one-third over the past decade, and it recently initiated a fairly generous dividend. Accenture sells for less than 15x EPS5, net of more than $7 per share of cash on the balance sheet. We believe this is an attractive price for such a high-quality and well-managed franchise.

Glencore PLC (GLEN-LON-$5)

Glencore was formed 40 years ago as a physical commodities trader, and over the years Glencore's value-focused management team has grown the company into one of the largest miners in the world. After decades of being run as a private company, Glencore went public in May 2011 at a price of $8.57. Like many companies in the mining sector, Glencore's share price has fallen over the past few years as commodity prices have weakened due to a glut of new supply. We believe the market has overly discounted the effects of lower commodity prices and has provided us with an opportunity to buy

Glencore at a compelling discount to value. After giving the company credit for the expected ramp-up in production from large current investments, the company is trading at less than 9 times earnings—too low considering that approximately a quarter of those earnings come from the very high-return trading segment and the rest come from long-lived and well-run mining assets. Couple this low valuation with Glencore's smart and highly incentivized management team (the senior leaders own billions of dollars of stock and many only receive nominal salaries), and we find Glencore to be an attractive addition to the Fund.

Las Vegas Sands Corp (LVS-$62)

While best known in the U.S. for its Venetian and Palazzo casino hotels in Las Vegas, the vast majority of the earnings of Las Vegas Sands (LVS) are generated in Macau (60% of EBITDA) and Singapore (30% of EBITDA). A weaker economy and the recent crackdown on corruption in China have pressured gambling volumes in Macau, especially in the portion of the business catering to VIP customers. The Macau gaming market is rather bifurcated between a large and more mature VIP business and a smaller, higher growth and higher margin mass-market business. Roughly 85% of LVS's profits in Macau come from the more attractive mass-market segment. Furthermore, LVS is well positioned within that segment because it controls 56% of the casino-operated hotel rooms in the market, which gives it an edge in attracting high value customers. We view the recent slowdown in Macau as a temporary phenomenon that has given us the opportunity to own one of the best-positioned global gaming companies at a significant discount to our estimate of intrinsic value. Meanwhile, shareholders currently are benefiting from a dividend yield that is over 3% and an owner-operator management team that is buying back stock.

T. Rowe Price Group (TROW-$79)

With more than $730 billion of assets under management, T. Rowe Price is a leading global investment manager that offers a broad array of mutual funds, sub-advisory services and separate account management for individual and institutional investors. T. Rowe has an impressive track record of superior performance; 80% of the T. Rowe Price funds have outperformed their respective Lipper averages for the past 10 years. A variety of issues—including fear of equity market peaks, the growth of index/ETF products and minor asset outflows in the institutional side of the business—have caused investors to become cautious. We believe T. Rowe's success will continue because of its excellent distribution and an enduring investment culture that is the source of superior investment results. Investor skepticism has given us a chance to buy a well-managed company in a lucrative industry for a historically low valuation.

oakmark.com 7

Oakmark Fund  September 30, 2014

Portfolio Manager Commentary (continued)

Whirlpool Corp. (WHR-$152)

Whirlpool is the leading player in a fragmented global appliance market. The company has a dominant position in the North American market, and the strengthening U.S. housing recovery should increase demand for North American household appliances. Replacement demand is the largest component of Whirlpool's sales, so an aging base of appliances in the U.S. should lead to further revenue growth as products purchased during the housing boom reach the end of their useful lives. In addition to these revenue tailwinds, Whirlpool's profitability is also improving as a result of considerable cost cutting and a shift in their sales mix toward more attractive categories. While it is often overlooked, Whirlpool's KitchenAid small appliance business grows faster and contributes higher margins than the rest of the business. When we consider strong revenue growth, improving profitability and the growing contribution from better categories, we see an attractive business that is selling at a considerable discount to the S&P 500 P/E6 multiple.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.0%
FINANCIALS - 26.2%
DIVERSIFIED FINANCIALS - 10.2%
Capital One Financial Corp. Consumer Finance	4,113	$335,687
State Street Corp. Asset Management & Custody Banks	4,380	322,412
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,740	319,412
Franklin Resources, Inc. Asset Management & Custody Banks	5,430	296,532
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,450	249,794
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,150	168,560
		1,692,397
BANKS - 9.1%
Bank of America Corp. Diversified Banks	31,800	542,190
Citigroup, Inc. Diversified Banks	6,780	351,339
JPMorgan Chase & Co. Diversified Banks	5,740	345,778
Wells Fargo & Co. Diversified Banks	5,290	274,392
		1,513,699
INSURANCE - 6.9%
American International Group, Inc. Multi-line Insurance	6,905	373,008
Aflac, Inc. Life & Health Insurance	4,670	272,027
Aon PLC (b) Insurance Brokers	3,080	270,024
Principal Financial Group, Inc. Life & Health Insurance	4,609	241,851
		1,156,910
		4,363,006
INFORMATION TECHNOLOGY - 23.0%
SOFTWARE & SERVICES - 13.0%
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,050	373,296
Oracle Corp. Systems Software	9,245	353,898
Google, Inc., Class A (a) Internet Software & Services	583	342,806
Automatic Data Processing, Inc. Data Processing & Outsourced Services	4,020	333,982
Visa, Inc., Class A Data Processing & Outsourced Services	1,470	313,654
Microsoft Corp. Systems Software	6,150	285,114
Accenture PLC, Class A (b) IT Consulting & Other Services	2,100	170,772
		2,173,522
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
QUALCOMM, Inc. Communications Equipment	4,245	$317,399
Apple, Inc. Technology Hardware, Storage & Peripherals	2,883	290,462
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,836	267,363
		875,224
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
Intel Corp. Semiconductors	10,380	361,431
Texas Instruments, Inc. Semiconductors	5,565	265,395
Applied Materials, Inc. Semiconductor Equipment	7,260	156,889
		783,715
		3,832,461
CONSUMER DISCRETIONARY - 15.0%
RETAILING - 7.4%
Amazon.com, Inc. (a) Internet Retail	1,069	344,688
The Home Depot, Inc. Home Improvement Retail	3,682	337,741
Kohl's Corp. Department Stores	4,682	285,736
Liberty Interactive Corp., Class A (a) Catalog Retail	9,220	262,946
		1,231,111
MEDIA - 3.9%
Omnicom Group, Inc. Advertising	3,691	254,180
Comcast Corp., Class A Cable & Satellite	3,940	210,790
News Corp., Class A (a) Publishing	11,873	194,128
		659,098
AUTOMOBILES & COMPONENTS - 1.9%
General Motors Co. Automobile Manufacturers	7,850	250,729
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	64,136
		314,865
CONSUMER SERVICES - 1.1%
Las Vegas Sands Corp. Casinos & Gaming	3,000	186,630
CONSUMER DURABLES & APPAREL - 0.7%
Whirlpool Corp. Household Appliances	767	111,778
		2,503,482

See accompanying Notes to Financial Statements.

oakmark.com 9

Oakmark Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.0% (continued)
CONSUMER STAPLES - 7.9%
FOOD, BEVERAGE & TOBACCO - 6.5%
Diageo PLC (b) (c) Distillers & Vintners	2,770	$319,658
General Mills, Inc. Packaged Foods & Meats	5,820	293,619
Nestle SA (b) (c) Packaged Foods & Meats	3,340	245,924
Unilever PLC (b) (c) Packaged Foods & Meats	5,313	222,615
		1,081,816
FOOD & STAPLES RETAILING - 1.4%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	3,105	237,439
		1,319,255
HEALTH CARE - 6.3%
HEALTH CARE EQUIPMENT & SERVICES - 4.4%
UnitedHealth Group, Inc. Managed Health Care	3,590	309,637
Medtronic, Inc. Health Care Equipment	4,690	290,546
Baxter International, Inc. Health Care Equipment	1,623	116,483
Covidien PLC (b) Health Care Equipment	160	13,842
		730,508
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.9%
Sanofi (b) (c) Pharmaceuticals	5,670	319,958
		1,050,466
INDUSTRIALS - 6.1%
TRANSPORTATION - 3.2%
FedEx Corp. Air Freight & Logistics	2,100	339,045
Union Pacific Corp. Railroads	1,750	189,735
		528,780
CAPITAL GOODS - 2.9%
Illinois Tool Works, Inc. Industrial Machinery	3,115	262,968
Parker-Hannifin Corp. Industrial Machinery	1,925	219,739
		482,707
		1,011,487
	Shares	Value
ENERGY - 6.1%
Apache Corp. Oil & Gas Exploration & Production	4,005	$375,949
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,540	269,394
Halliburton Co. Oil & Gas Equipment & Services	4,020	259,330
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,930	105,639
		1,010,312
MATERIALS - 2.4%
Monsanto Co. Fertilizers & Agricultural Chemicals	2,100	236,271
Glencore PLC (b) Diversified Metals & Mining	31,000	172,478
		408,749
TOTAL COMMON STOCKS - 93.0% (COST $11,233,261)		15,499,218
	Par Value	Value
SHORT TERM INVESTMENTS - 7.3%
REPURCHASE AGREEMENT - 4.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $715,247, collateralized by a United States Treasury Note, 0.750%, due 03/31/18, value plus accrued interest of $729,552 (Cost: $715,247)	715,247	715,247
GOVERNMENT AND AGENCY SECURITIES - 3.0%
United States Treasury Floating Rate Note, 0.084%, due 04/30/16 (e)	250,000	250,128
United States Treasury Bill, 0.02%, due 12/18/14 (f)	250,000	249,991
Total Government And Agency Securities (Cost $499,992)		500,119
TOTAL SHORT TERM INVESTMENTS - 7.3% (COST $1,215,239)		1,215,366
TOTAL INVESTMENTS - 100.3% (COST $12,448,500)		16,714,584
Liabilities In Excess of Other Assets - (0.3)%		(54,485)
TOTAL NET ASSETS - 100.0%		$16,660,099
COMMON STOCK SOLD SHORT - (0.2)%
INFORMATION TECHNOLOGY - (0.2)%
SOFTWARE & SERVICES - (0.2)%
CDK Global, Inc. (a) (d) Application Software	(1,340)	(40,991)
TOTAL COMMON STOCKS SOLD SHORT - (0.2%) (PROCEEDS $(42,112))		(40,991)

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  When issued security

(e)  Floating Rate Note. Rate shown is as of September 30, 2014.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

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oakmark.com 11

Oakmark Select Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	0.43%	25.03%	26.82%	18.18%	8.69%	13.65%
S&P 500 Index	1.13%	19.73%	22.99%	15.70%	8.11%	7.89%
Lipper Multi-Cap Value Funds Index[7]	-1.83%	15.68%	23.04%	13.82%	6.98%	7.71%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
MasterCard, Inc., Class A	6.6
Apache Corp.	6.5
Oracle Corp.	6.2
American International Group, Inc.	5.8
Bank of America Corp.	5.4
JPMorgan Chase & Co.	5.0
Google, Inc., Class A	5.0
Amazon, Inc.	5.0
Citigroup, Inc.	5.0
TE Connectivity, Ltd.	4.6
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$6.3 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$103.2 billion
Median Market Cap	$53.2 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	37%
Expense Ratio - Class I (as of 09/30/13)	1.01%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	36.4
Information Technology	26.0
Consumer Discretionary	12.7
Energy	6.4
Industrials	3.7
Utilities	3.5
Health Care	3.5
Short-Term Investments and Other	7.8

12 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund gained less than 1%, compared to 1% for the S&P 500. This brings the Fund's fiscal year ended September 30 return to 25%, compared to 20% for the S&P 5001. As we've said in recent letters, our investors should not expect this degree of absolute and relative performance every year; but we trust that you appreciate the performance as much as we do, as fellow investors in the Fund.

The favorable fiscal-year results were due to strong stock selection and in particular the acquisition of several of our holdings. The five largest contributors to the fiscal-year results were Forest Laboratories (up 113%), TRW (42%), DIRECTV (38%), Intel (57%), and FedEx (42%). Three of the top five contributors (Forest Labs, TRW and DIRECTV) were acquired, the most recent of which was TRW—our largest holding going into this quarter. It goes without saying that we welcome takeover activity in any of our holdings. Please see Bill's commentary where this topic is discussed in greater depth.

It is unusual to discuss the top five detractors for the fiscal year, since only two holdings had a negative absolute impact on the portfolio and only one still remains a holding. Cenovus Energy (-1%) was eliminated as discussed last quarter, and Actavis (+2%) had a negative impact given we had a small short position as a hedge against our shares in Forest Labs that were short-term, as discussed in the March 2014 letter. The other three detractors were Fidelity National Financial (+1% and a spin-off from FNF that was subsequently sold), Kennametal (+2% and sold), and Franklin Resources (+3%).

During the fiscal year, we added seven new positions to the Fund (Apache, CBRE Group, Franklin Resources, Google, Fidelity National, Citigroup and Amazon) and sold seven core holdings (Newfield Exploration, Forest Labs, Texas Instruments, Kennametal, DIRECTV, Comcast and Cenovus Energy). Admittedly, this is an above-average level of portfolio activity. You may recall that in last year's fiscal year-end letter we discussed the slightly below-average turnover in the portfolio as something that we were neither proud nor ashamed of. Well, the same applies to the above average turnover this year. Portfolio activity is simply a fall-out of our investment process. A good portion of the turnover this year was due to several holdings being acquired at substantial premiums to our cost basis. Unfortunately, this high quality problem has an associated cost—capital gains taxes. Please understand that the combination of limited losses in the portfolio and increased turnover—again, much of which was determined by favorable corporate actions—will reduce our ability to limit capital gain distributions this year. At Oakmark, we are always working to maximize total returns after tax, but often this requires the discipline of selling yesterday's "winners" to buy tomorrow's.

Thank you for your continued investment in the Fund.

oakmark.com 13

Oakmark Select Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.2%
FINANCIALS - 36.4%
BANKS - 15.4%
Bank of America Corp. Diversified Banks	19,679	$335,520
JPMorgan Chase & Co. Diversified Banks	5,230	315,056
Citigroup, Inc. Diversified Banks	6,027	312,319
		962,895
INSURANCE - 9.3%
American International Group, Inc. Multi-line Insurance	6,725	363,296
FNF Group Property & Casualty Insurance	7,901	219,179
		582,475
DIVERSIFIED FINANCIALS - 7.5%
Capital One Financial Corp. Consumer Finance	3,050	248,941
Franklin Resources, Inc. Asset Management & Custody Banks	4,110	224,447
		473,388
REAL ESTATE - 4.2%
CBRE Group, Inc., Class A (a) Real Estate Services	8,764	260,641
		2,279,399
INFORMATION TECHNOLOGY - 26.0%
SOFTWARE & SERVICES - 17.8%
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,570	411,734
Oracle Corp. Systems Software	10,120	387,394
Google, Inc., Class A (a) Internet Software & Services	535	314,799
		1,113,927
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,262	290,933
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
Intel Corp. Semiconductors	6,447	224,484
		1,629,344
CONSUMER DISCRETIONARY - 12.7%
RETAILING - 8.5%
Amazon.com, Inc. (a) Internet Retail	970	312,767
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	222,456
		535,223
	Shares	Value
AUTOMOBILES & COMPONENTS - 4.2%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	2,581	$261,299
		796,522
ENERGY - 6.4%
Apache Corp. Oil & Gas Exploration & Production	4,310	404,580
INDUSTRIALS - 3.7%
TRANSPORTATION - 3.7%
FedEx Corp. Air Freight & Logistics	1,450	234,102
UTILITIES - 3.5%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	217,096
HEALTH CARE - 3.5%
HEALTH CARE EQUIPMENT & SERVICES - 3.5%
Medtronic, Inc. Health Care Equipment	3,500	216,825
TOTAL COMMON STOCKS - 92.2% (COST $4,143,643)		5,777,868
	Par Value	Value
SHORT TERM INVESTMENTS - 8.1%
REPURCHASE AGREEMENT - 8.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $505,204, collateralized by United States Treasury Notes, 0.750% - 3.875%, due 03/31/18 - 06/30/18, aggregate value plus accrued interest of $515,311 (Cost: $505,204)	505,204	505,204
TOTAL SHORT TERM INVESTMENTS - 8.1% (COST $505,204)		505,204
TOTAL INVESTMENTS - 100.3% (COST $4,648,847)		6,283,072
Liabilities In Excess of Other Assets - (0.3)%		(19,828)
TOTAL NET ASSETS - 100.0%		$6,263,244

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

14 OAKMARK FUNDS

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oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity and Income Fund (Class I)	-1.87%	10.39%	15.02%	9.97%	8.15%	10.92%
Lipper Balanced Funds Index	-0.57%	10.52%	13.29%	9.79%	6.43%	7.04%
S&P 500 Index	1.13%	19.73%	22.99%	15.70%	8.11%	8.65%
Barclays U.S. Govt./Credit Index	0.17%	4.08%	2.54%	4.27%	4.59%	5.68%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	3.5
Oracle Corp.	3.3
General Motors Co.	3.1
UnitedHealth Group, Inc.	2.5
Nestle ADR	2.5
National Oilwell Varco	2.5
Dover Corp.	2.5
Philip Morris International, Inc.	2.3
CVS Caremark Corp.	2.3
Diageo ADR	2.2
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	47
Net Assets	$20.5 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$68.3 billion
Median Market Cap	$17.0 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	18%
Expense Ratio - Class I (as of 09/30/13)	0.77%
Expense Ratio - Class I (as of 09/30/14)	0.74%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	13.8
Industrials	11.2
Consumer Discretionary	10.5
Consumer Staples	9.2
Information Technology	8.3
Health Care	4.9
Energy	4.5
Materials	1.2
Total Equity Investments	63.6
Fixed Income Investments
Government and Agency Securities	8.7
Long-term Corporate Bonds	4.3
Asset Backed Securities	0.1
Total Fixed Income Investments	13.1
Short-Term Investments and Other	23.3

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

The "Inactive" Active Manager

A recent article in the Financial Analysts Journal caused quite a stir in the investment world. In the article10, Charles Ellis, a longtime and well-respected investment consultant, argues that "the increasing efficiency of modern stock markets makes it harder to match them and much harder to beat them—particularly after covering costs and fees." Ellis's conclusion is that "active" investment management (as opposed to "passive" management that simply replicates the results of benchmarks) is "no longer a game worth playing."

A key tenet of our investment process at Oakmark is our active investment style, so it was with great interest that we read Mr. Ellis's article. We agree that active management has become more competitive over the years as "increasing numbers of highly talented young investment professionals have entered the competition" and "[t]hey have more-advanced training than their predecessors, better analytical tools, and faster access to more information." Yet we remain as comfortable as ever that our style of active management will continue to produce competitive returns over the long run. The key is to be inactive.

By inactive, we don't mean we will passively mirror a benchmark. Instead, inactive refers to our low turnover approach to investing, which is a critical element of our active management strategy. It's not that low turnover is inherently good. In fact, we love high turnover when it's because a security has quickly reached our sell target. But we know the world generally doesn't work that way. So, we buy a stock with the expectation of holding it for three to five years. That long-term perspective allows us to take advantage of investors with shorter time horizons, many of whom measure the success of an investment in three to five quarters. With such a myopic view, these investors tend to avoid stocks they may find cheap but that they don't expect to perform well within their narrow windows.

At Oakmark, we gladly buy attractively-priced stocks, even when we don't have the foggiest idea as to when they may trade at our estimate of intrinsic value. We are comfortable doing so because even though we may not know when a given stock will hit our sell target, we are confident that over the long-term a meaningful percentage of our stocks will do so.

Of course, expecting at the outset to hold a stock for three to five years isn't enough to actually carry that out. Many long-term investors turn into short-term investors at the first sight of trouble. The ability to execute a truly long-term strategy is often attributed to patience. Defined by the Oxford Dictionary as "the capacity to accept or tolerate delay, trouble, or suffering without getting angry or upset," patience plays a part.

But if you follow a value-based approach like we do at Oakmark, where we are always in search of the most attractively-valued securities, it's not just patience that keeps us invested in a security. Impatience wouldn't result in a different assessment of a company's worth. Rather, to execute a long-term approach successfully, you need the ability to withstand long periods of doubt that arise when the stock—and seemingly the rest of the investment world—go against you and make you question your thesis. To remain invested, you must have conviction in your thesis, which can only come from rigorous and continuous fundamental research.

Our inactivity belies all of the work we do to arrive at our investment opinions. While the composition of the Oakmark Equity and Income Fund may change little from quarter to quarter and even year to year, our research teams—the lifeblood of our firm—are constantly working to find new investments and maintain coverage of our existing ones. To do so, each year they look at hundreds of companies (and formally recommend dozens to the investment committees), have more than a thousand meetings and discussions with management teams, and also consult countless other knowledgeable sources, such as customers, suppliers and former employees to supplement their analysis. This active research effort gives us the confidence to remain so inactive in our portfolio management, and, therefore, to fully exploit our time horizon edge.

Quarter Review

Despite more than usual market worries about geopolitical events, the S&P 5001 managed a small advance of 1% in the quarter. The Equity and Income Fund declined 2% in the quarter, which slightly trailed the Fund's performance benchmark, the Lipper Balanced Fund Index8, which declined 1% in the quarter. For the Fund's fiscal year ended September 30, results were up 10.4%, compared to 10.5% for the Lipper index. The annualized compound rate of return since the Fund's inception in 1995 is 11% versus 7% for the Lipper Balanced Funds index.

The largest contributors to the quarter's returns were Bank of America, Foot Locker, Union Pacific, General Dynamics and UnitedHealth Group. The largest detractors for the quarter were General Motors, BorgWarner, Dover, TE Connectivity and Baker Hughes. For the fiscal year, the largest contributors were General Dynamics, Baker Hughes, Foot Locker, FedEx and CVS Health. The biggest detractors were General Motors, Quest Diagnostics, Diageo, Glencore and Rowan. Although we are never happy when stocks lose value, the small losses on these five stocks were completely offset by the gain in any of the five biggest winners.

oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2014

Portfolio Manager Commentary (continued)

Transaction Activity

During the quarter, the Fund's equity allocation continued to decline, ending the quarter at 64%, compared to 65% last quarter and 73% at the beginning of the last fiscal year. The gradual decline in the Fund's equity weighting reflects the upward move in the equity market, which has made stocks less attractive on a risk-adjusted basis. We continue to find the overall fixed income market to be unappealing, though we have found some individual issues that meet our value criteria.

We added two new stock positions during the quarter: Glencore and Goldman Sachs. Glencore was formed 40 years ago as a physical commodities trader (that is, the company buys and sells vessel-loads of coal, for example, instead of "paper trading" futures and forward contracts). Over the years, Glencore's value-focused management team has grown the company into one of the largest miners in the world. After decades of being run as private company, Glencore went public in May 2011 at a price of $8.57. Like many companies in the mining sector, Glencore's shares have fallen over the past few years as commodities prices have weakened, due to a glut of new supply. At the current price of $5.56, we believe the market has overly discounted the effects of the lower commodity price environment, giving us an opportunity to buy Glencore at a compelling discount to our estimate of intrinsic value. After giving the company credit for the expected ramp-up in production from large current investments, the company is trading at less than nine times earnings—too low considering that approximately a quarter of those earnings come from the very high return trading segment and the rest comes from long-lived and well run mining assets. In addition, we believe Glencore is managed by a smart and highly incentivized team (the senior leaders own billions of dollars of stock while often earning only nominal salaries). For all of these reasons, we find Glencore to be an attractive addition to the Fund.

Founded in 1869, Goldman Sachs is a leading global investment banking, securities and investment management firm that provides a wide range of financial services to a substantial and diversified client base. Large financial institutions are still viewed skeptically by investors who fear regulation and litigation will impair profits indefinitely. Goldman is further suffering from a severe slow-down in trading that will dampen profits for the second straight year in the company's largest business segment. We believe that Goldman's franchise remains strong, and despite the current cyclical lull in trading, returns are still well above the cost of capital. We trust that over time, Goldman's management team will improve returns while continuing to allocate capital effectively. Trading near tangible book value, Goldman offers an attractive price for a business that earns a significant amount of revenue from high return asset management and underwriting and advisory services.

During the quarter, we sold small positions in Rowan and Now Inc., which was a spin-off from National Oilwell Varco.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 63.6%
FINANCIALS - 13.8%
BANKS - 5.5%
Bank of America Corp. Diversified Banks	42,384	$722,652
Wells Fargo & Co. Diversified Banks	4,326	224,390
U.S. Bancorp Diversified Banks	4,461	186,596
		1,133,638
DIVERSIFIED FINANCIALS - 4.5%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	400,654
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,851	265,338
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,208	221,752
FNFV Group (a) Multi-Sector Holdings	2,202	30,303
		918,047
INSURANCE - 3.8%
Principal Financial Group, Inc. Life & Health Insurance	5,061	265,567
FNF Group Property & Casualty Insurance	7,689	213,301
Reinsurance Group of America, Inc. Reinsurance	2,284	182,983
Aflac, Inc. Life & Health Insurance	2,077	120,974
		782,825
		2,834,510
INDUSTRIALS - 11.2%
CAPITAL GOODS - 7.0%
Dover Corp. Industrial Machinery	6,284	504,778
General Dynamics Corp. Aerospace & Defense	2,476	314,693
Rockwell Automation, Inc. Electrical Components & Equipment	2,145	235,693
Parker-Hannifin Corp. Industrial Machinery	1,638	186,973
Illinois Tool Works, Inc. Industrial Machinery	1,894	159,891
Blount International, Inc. (a) Industrial Machinery	2,263	34,246
		1,436,274
	Shares	Value
TRANSPORTATION - 4.0%
Union Pacific Corp. Railroads	3,691	$400,178
FedEx Corp. Air Freight & Logistics	2,425	391,445
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	800	26,416
		818,039
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	41,837
HNI Corp. Office Services & Supplies	307	11,046
		52,883
		2,307,196
CONSUMER DISCRETIONARY - 10.5%
AUTOMOBILES & COMPONENTS - 6.1%
General Motors Co. Automobile Manufacturers	19,715	629,710
Lear Corp. (b) Auto Parts & Equipment	3,787	327,276
BorgWarner, Inc. Auto Parts & Equipment	5,699	299,808
		1,256,794
RETAILING - 2.8%
Foot Locker, Inc. (b) Apparel Retail	7,348	408,933
HSN, Inc. Catalog Retail	2,608	160,080
		569,013
MEDIA - 1.2%
Scripps Networks Interactive, Inc., Class A Broadcasting	3,165	247,123
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc. Apparel, Accessories & Luxury Goods	936	72,520
		2,145,450
CONSUMER STAPLES - 9.2%
FOOD, BEVERAGE & TOBACCO - 7.0%
Nestle SA (c) (d) Packaged Foods & Meats	6,956	512,178
Philip Morris International, Inc. Tobacco	5,666	472,570
Diageo PLC (c) (d) Distillers & Vintners	3,883	448,144
		1,432,892
FOOD & STAPLES RETAILING - 2.2%
CVS Health Corp. Drug Retail	5,842	464,937
		1,897,829

See accompanying Notes to Financial Statements.

oakmark.com 19

Oakmark Equity and Income Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 63.6% (continued)
INFORMATION TECHNOLOGY - 8.3%
SOFTWARE & SERVICES - 6.1%
Oracle Corp. Systems Software	17,795	$681,193
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,350	395,441
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	4,076	169,667
		1,246,301
TECHNOLOGY HARDWARE & EQUIPMENT - 2.2%
TE Connectivity, Ltd. (d) Electronic Manufacturing Services	6,797	375,784
Knowles Corp. (a) Electronic Components	3,155	83,619
		459,403
		1,705,704
HEALTH CARE - 4.9%
HEALTH CARE EQUIPMENT & SERVICES - 4.6%
UnitedHealth Group, Inc. Managed Health Care	6,003	517,788
Omnicare, Inc. Health Care Services	4,065	253,102
Laboratory Corp. of America Holdings (a) Health Care Services	1,224	124,548
Varian Medical Systems, Inc. (a) Health Care Equipment	660	52,916
		948,354
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
Bruker Corp. (a) Life Sciences Tools & Services	3,130	57,943
		1,006,297
ENERGY - 4.5%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	506,997
Baker Hughes, Inc. Oil & Gas Equipment & Services	4,604	299,551
Ultra Petroleum Corp. (a) Oil & Gas Exploration & Production	5,117	119,028
		925,576
MATERIALS - 1.2%
Glencore PLC (d) Diversified Metals & Mining	43,280	240,802
TOTAL COMMON STOCKS - 63.6% (COST $8,285,048)		13,063,364
	Par Value		Value
FIXED INCOME - 13.1%
GOVERNMENT AND AGENCY SECURITIES - 8.7%
U.S. GOVERNMENT NOTES - 7.8%
1.375%, due 07/15/18, Inflation Indexed		550,722	$585,014
1.25%, due 07/15/20, Inflation Indexed		544,547	578,155
2.125%, due 01/15/19, Inflation Indexed		221,252	241,701
1.00%, due 09/30/16		199,380	200,875
			1,605,745
U.S. GOVERNMENT AGENCIES - 0.7%
Federal Home Loan Bank, 1.65%, due 07/18/19		29,550	29,253
Federal Home Loan Bank, 1.00%, due 03/26/19		26,350	26,309
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,261
Federal Home Loan Mortgage Corp., 2.50%, due 10/17/19		23,850	23,874
Federal Home Loan Mortgage Corp., 1.50%, due 02/28/19		21,750	21,798
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,290
Federal Home Loan Bank, 1.00%, due 03/27/23		6,500	6,505
Federal Home Loan Bank, 1.00%, due 04/15/20		6,500	6,442
			147,732
CANADIAN GOVERNMENT BONDS - 0.2%
4.25%, due 12/01/21, Inflation Indexed	CAD	37,722	43,677
Total Government and Agency Securities (Cost $1,718,612)			1,797,154
CORPORATE BONDS - 4.3%
E*TRADE Financial Corp., 6.375%, due 11/15/19		54,872	57,616
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	52,135
E*TRADE Financial Corp., 6.75%, due 06/01/16		42,515	44,747
General Motors Co., 4.875%, due 10/02/23		41,400	43,780
Omnicare, Inc., 7.75%, due 06/01/20		36,675	38,784
The Manitowoc Co., Inc., 8.50%, due 11/01/20		35,655	38,329
Delphi Corp., 6.125%, due 05/15/21		32,016	35,138
Burger King Corp., 9.875%, due 10/15/18		32,253	33,946
Credit Suisse Group AG, 144A, 7.50%, due 12/29/49 (d) (e) (f)		30,000	31,500
Omnicom Group, Inc., 3.625%, due 05/01/22		30,425	30,873
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (e)		30,434	30,586
CVS Health Corp., 4.00%, due 12/05/23		29,325	30,537

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 13.1% (continued)
CORPORATE BONDS - 4.3% (continued)
General Motors Co., 3.50%, due 10/02/18	29,525	$30,005
1011778 BC ULC/New Red Finance Inc., 144A, 6.00%, due 04/01/22 (d) (e) (g)	29,500	29,316
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)	27,190	28,889
The William Carter Co., 5.25%, due 08/15/21	28,002	28,842
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (e)	20,965	21,804
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (e)	19,000	20,140
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	18,504
Penn National Gaming, Inc., 5.875%, due 11/01/21	20,000	18,450
Aon Corp., 5.00%, due 09/30/20	14,745	16,370
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	15,975
JPMorgan Chase & Co., 3.15%, due 07/05/16	14,700	15,214
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (e)	13,615	14,466
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (e)	14,745	14,081
Glencore Canada Corp., 6.00%, due 10/15/15 (d)	13,275	13,923
GLP Capital, LP/GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,240
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (e)	10,000	10,325
GLP Capital, LP/GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,197
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	9,970	9,671
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,353
Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (e)	8,630	7,724
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	6,762	7,320
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,189
Credit Suisse Group AG, 144A, 6.25%, due 12/31/49 (d) (e) (f)	7,000	6,772
Quiksilver, Inc./QS Wholesale, Inc., 10.00%, due 08/01/20	10,810	6,378
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (d) (e) (f)	6,000	5,760
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,545
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,264
Foot Locker, Inc., 8.50%, due 01/15/22 (b)	4,340	5,208
GLP Capital, LP/GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,075
	Par Value	Value
E*TRADE Financial Corp., 6.00%, due 11/15/17	4,340	$4,470
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,440
Bank of America Corp., 5.25%, due 12/01/15	3,283	3,438
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (e)	2,000	1,990
Walter Energy, Inc., 9.875%, due 12/15/20	5,390	1,698
Tempur Sealy International, Inc., 6.875%, due 12/15/20	1,504	1,602
Walter Energy, Inc., 8.50%, due 04/15/21	5,000	1,500
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	990
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (e)	1,000	947
Hologic, Inc., 6.25%, due 08/01/20	250	258
Total Corporate Bonds (Cost $895,570)		888,304
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.704%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	11,506
TOTAL FIXED INCOME - 13.1% (COST $2,625,632)		2,696,964
SHORT TERM INVESTMENTS - 23.3%
COMMERCIAL PAPER - 16.4%
Toyota Motor Credit Corp., 0.09% - 0.15%, due 10/07/14 - 12/23/14 (h)	1,450,000	1,449,820
MetLife, Inc., 144A, 0.10% - 0.13%, due 10/01/14 - 11/18/14 (e) (h)	476,315	476,284
General Mills, Inc., 144A, 0.15% - 0.23%, due 10/02/14 - 11/07/14 (e) (h)	238,990	238,966
State Street Corp., 0.14%, due 11/12/14- 12/12/14 (h)	225,000	224,947
Kellogg Co., 144A, 0.14% - 0.18%, due 10/03/14 - 10/24/14 (e) (h)	188,000	187,989
American Honda Finance Corp., 0.09% - 0.13%, due 10/07/14 - 12/08/14 (h)	177,500	177,478
BMW US Capital LLC, 144A, 0.07% - 0.11%, due 10/03/14 - 12/23/14 (e) (h)	150,920	150,905
J.P. Morgan Securities LLC, 0.23%, due 12/15/14 - 01/05/15 (h)	125,000	124,945
Wellpoint, Inc., 144A, 0.20%, due 10/01/14 - 10/15/14 (e) (h)	83,000	82,996
J.P. Morgan Securities LLC, 144A, 0.23% - 0.24%, due 01/14/15 - 01/23/15 (e) (h)	75,000	74,956
Medtronic, Inc., 144A, 0.10%, due 10/14/14 (e) (h)	60,000	59,998
General Electric Capital Corp., 0.09% - 0.11%, due 10/15/14 - 12/24/14 (h)	57,000	56,993
BP Capital Markets PLC, 144A, 0.10%, due 10/17/14 (d) (e) (h)	50,000	49,998

See accompanying Notes to Financial Statements.

oakmark.com 21

Oakmark Equity and Income Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 23.3% (continued)
COMMERCIAL PAPER - 16.4% (continued)
Microsoft Corp., 144A, 0.07%, due 11/12/14 (e) (h)	20,000	$19,998
Total Commercial Paper (Cost $3,376,244)		3,376,273
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $1,117,049, collateralized by a Federal National Mortgage Association Bond, 0.875%, due 12/20/17, value plus accrued interest of $18,786, by United States Treasury Notes, 0.625% - 0.750%, due 11/30/17- 12/31/17, aggregate value plus accrued interest of $1,120,605 (Cost: $1,117,049)	1,117,049	1,117,049
CORPORATE BONDS - 1.5%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, due 03/15/15	77,395	78,481
Capital One Financial Corp., 2.15%, due 03/23/15	67,933	68,475
Wells Fargo & Co., 1.25%, due 02/13/15	39,837	39,972
Bank of America Corp., 4.50%, due 04/01/15	37,334	38,060
Ford Motor Credit Co. LLC, 3.88%, due 01/15/15	31,481	31,784
Capital One Financial Corp., 5.50%, due 06/01/15	29,743	30,732
ConocoPhillips, 4.60%, due 01/15/15	10,826	10,951
Total Corporate Bonds (Cost $298,459)		298,455
TOTAL SHORT TERM INVESTMENTS - 23.3% (COST $4,791,752)		4,791,777
TOTAL INVESTMENTS - 100.0% (COST $15,702,432)		20,552,105
Liabilities In Excess of Other Assets - 0.0% (i)		(2,194)
NET ASSETS - 100.0%		$20,549,911

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Foreign domiciled corporation

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Floating Rate Note. Rate shown is as of September 30, 2014.

(g)  When issued security

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than 0.1%.

Key to Abbreviations:

  CAD Canadian Dollar

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	-4.32%	6.70%	19.63%	11.45%	9.27%	11.24%
MSCI World Index	-2.16%	12.20%	17.93%	10.86%	7.12%	4.08%
Lipper Global Funds Index[12]	-2.95%	10.53%	17.14%	9.86%	7.23%	4.98%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Oracle Corp.	4.6
Credit Suisse Group	4.6
Julius Baer Group, Ltd.	4.4
Bank of America Corp.	3.5
TE Connectivity, Ltd.	3.4
Union Pacific Corp.	3.4
MasterCard, Inc., Class A	3.1
General Motors Co.	3.1
Daiwa Securities Group, Inc.	2.9
Citigroup, Inc.	2.9
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	44
Net Assets	$3.5 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$62.4 billion
Median Market Cap	$25.1 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	31%
Expense Ratio - Class I (as of 09/30/13)	1.13%
Expense Ratio - Class I (as of 09/30/14)	1.11%
SECTOR ALLOCATION	% of Net Assets
Financials	23.8
Information Technology	22.1
Industrials	16.3
Consumer Discretionary	14.1
Health Care	6.7
Consumer Staples	6.0
Materials	4.5
Energy	4.0
Short-Term Investments and Other	2.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.2
United States	46.2
Europe	39.8
Switzerland	19.6
Netherlands*	7.1
France*	4.9
U.K.	4.3
Germany*	3.9
% of Equity
Asia	11.6
Japan	9.3
South Korea	2.3
Australasia	2.4
Australia	2.4

*  Euro currency countries comprise 15.9% of equity investments

24 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

It was the Best of Times/It was the Worst of Times

Once again we begin our report commenting on the unusual divergences that characterized the most recent quarter's investing environment. International politics have, if anything, gotten worse over the past three months with the possible exception of the conflict in Ukraine. European economies continue to show minimal growth, China appears to be decelerating and the Japanese domestic economy is still recovering from a large sales tax increase. Meanwhile, the U.S. rebounded from its first quarter downturn, and this economic performance combined with Federal Reserve actions inspired a strong rally in the dollar. The end result for the quarter was a modest positive outcome in the U.S. and losses elsewhere. Over the intermediate term, a wide gap in returns has developed, which reflects the U.S. economy's outperformance.

For the quarter the Oakmark Global Fund declined 4%, which compares to the MSCI World Index's11 decline of 2% in the period and the Lipper Global Fund Index's12 decline of 3%. For the first nine months of 2014 the Fund has gained 1%, which contrasts to 4% for the MSCI World Index and 3% for the Lipper Global Fund Index. For the Fund's fiscal year ended September 30, the returns are 7% for the Fund, 12% for the MSCI World Index and 11% for the Lipper Global Fund Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 11%, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Fund Index.

We hate to have to repeat what we wrote in the previous quarter's report, but the situation requires us to do so. The Fund's return shortfall versus its MSCI benchmark in the fiscal year derives from two factors: country allocation and issue selection. We have been underweight in the United States, which was by far the strongest large market and only market aside from Israel to show a positive return in the quarter. Our stock selections in Europe (except for France) have lagged as well. The Fund's U.S. results have been favorable in both relative and absolute terms. We have tended to cut back U.S. holdings with strong price momentum in order to purchase cheaper international issues. This rebalancing is what an investor in the Fund should expect from value managers, but to date the impact has detracted from return. It should also be remembered that the Global Fund is relatively focused with 44 holdings. A small number of holdings with exceptional results can disproportionately affect outcomes. Over the past fiscal year six of the Fund's U.S. holdings generated returns that exceeded 30%, while two of the Fund's Dutch holdings lost more than 30%. If history is any guide, these performance imbalances are likely to correct, and we are working to position the portfolio accordingly.

For the quarter the only country that contributed positively to the Fund's return was the U.S., while the leading detractors were the Netherlands, Germany and Switzerland. The five largest contributors to Fund return in the quarter were Tenet

Healthcare (U.S.), Bank of America (U.S.), Julius Baer Group (Switzerland), Intel (U.S.) and Union Pacific (U.S.). The Fund holdings that detracted most were Fugro (Netherlands), CNH Industrial (Netherlands), Rheinmetall (Germany), Daimler (Germany) and General Motors (U.S.).

For the calendar nine months the U.S. and Australia contributed to investment return, while the Netherlands, the United Kingdom and Switzerland detracted most. Leading contributors to return were all from the U.S.: Health Net, Tenet Healthcare, Union Pacific, Intel and Applied Materials. Fugro, CNH Industrial, General Motors, Daiwa (Japan) and MasterCard (U.S.) detracted from return. Finally, for the Fund's fiscal year, which began October 1 2013, the countries that contributed most to return were the U.S., Japan and Switzerland, and the Netherlands, Korea and France detracted the most. Once again the largest return contributors were for the fiscal year all U.S.-domiciled: FedEx, Union Pacific, Tenet Healthcare, Intel and Oracle. CNH Industrial led the detractors, followed by Fugro, Hirose Electric (Japan), Credit Suisse Group and General Motors.

Fugro has the unfortunate distinction of having the largest drop and being the worst contributor to performance for the quarter and year to date. As such we felt it deserved more explanation. This Netherlands-domiciled geological engineering company released a profit warning in July, indicating that first-half margins would be in the low single digits (lower than both market and our expectations) and that it would be booking EUR 300-350 million of impairments in its subsea joint venture and multi-client library. These disappointments caused the share price to decline over 40% during July. The very weak first half results were a culmination of both a soft end market (a majority of Fugro's profits are derived from the offshore oil and gas market) and a number of company-specific operational issues. The slowdown in offshore E&P (exploration and production) spending will likely continue through the remainder of '14 and likely continue into '15 and possibly beyond. We have adjusted our forecasts and estimates of intrinsic value to reflect this lower growth environment. However, longer term, we believe that off-shore capital expenditure trends will eventually improve as oil demand continues to increase moderately, while production from existing fields continues to decline. We continue to remain shareholders of Fugro because of its dominant positions in a number of niche businesses that should benefit from an eventual recovery in offshore E&P spending.

Portfolio Activity

We initiated two new positions in the September quarter, and we eliminated our small holding in NOW, which National Oilwell Varco spun off late in the previous quarter. Both purchases hail from Europe, and the sale was from the U.S. Nevertheless, the period's unusual investment returns caused the U.S. portfolio allocation to increase by 2%. Of course, the same phenomenon

oakmark.com 25

Oakmark Global Fund  September 30, 2014

Portfolio Manager Commentary (continued)

has taken place in the MSCI World Index, meaning that the Fund's U.S. underweight position relative to that benchmark did not change.

BNP Paribas has been on our Approved List for some time and has been a significant holding in the Oakmark International Fund. We added the French bank to the Oakmark Global Fund in July after the company pled guilty to providing U.S. dollar denominated financial services to countries that were blacklisted by the U.S. government, which resulted in an USD 8.9 billion settlement with the U.S. Department of Justice. Despite the larger than expected fine, our investment thesis for BNP remains intact. BNP is a globally diversified financial institution that produces roughly USD 18 billion in profits annually (before accounting for bad debt reserves), generates ample cash flow and has excess regulatory capital on its balance sheet. We paid less than book value for our stake and believe BNP's strong balance sheet and high underlying profitability should help mitigate downside risk.

Richemont is the other new purchase in the Fund. Long-term holders of the Fund will remember we owned this luxury goods company, owner of Cartier and Montblanc, during the Great Recession when many feared that luxury brands were dead and that even high-end consumers would not spend again. Clearly, this didn't happen, and Richemont was a profitable investment. We sold it, however, in mid-2011 when more cyclical companies got cheap due to fears of another economic crisis in Europe. Recently, Richemont's share price has weakened due to struggling conditions in emerging markets, namely China. We see this as more temporary than a change in secular demand. According to the Capgemini and RBC Wealth Management's latest wealth report, the number of high net worth individuals who have at least USD 1 million to invest rose 15% globally in 2013 to a record level. Given positive global economic growth trends, we expect the growth of wealth to continue. These trends should provide a nice tailwind for Richemont's brands over time. The company has enviable brands, and it generates strong returns and free cash flow. Its management team is also impressive.

Currency Hedges

As noted by the strong appreciation of the Bloomberg Dollar Spot Index, up 6.7% during the third quarter, the U.S. dollar has strengthened versus most global currencies. This is because of the U.S.'s strong relative economic growth outlook, directions in quantitative easing and geopolitical tensions in other parts of the world. As a result, the Australian dollar and the Swiss franc depreciated during the quarter. Our defensive hedge positions of these two overvalued currencies boosted our quarterly performance. We still have 44% of our Australian dollar exposure and 31% of our Swiss franc exposure hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

26 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.5%
FINANCIALS - 23.8%
DIVERSIFIED FINANCIALS - 14.6%
Credit Suisse Group (Switzerland) Diversified Capital Markets	5,905	$163,721
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	3,495	156,880
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	13,105	103,824
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,697	92,651
		517,076
BANKS - 9.2%
Bank of America Corp. (United States) Diversified Banks	7,279	124,104
Citigroup, Inc. (United States) Diversified Banks	1,979	102,567
BNP Paribas SA (France) Diversified Banks	1,525	101,155
		327,826
		844,902
INFORMATION TECHNOLOGY - 22.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.5%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,202	121,726
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	72	80,336
Hirose Electric Co., Ltd. (Japan) Electronic Components	503	62,123
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	1,276	41,534
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	800	31,464
		337,183
SOFTWARE & SERVICES - 7.8%
Oracle Corp. (United States) Systems Software	4,303	164,723
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,510	111,597
		276,320
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
Intel Corp. (United States) Semiconductors	2,548	88,707
Applied Materials, Inc. (United States) Semiconductor Equipment	3,822	82,591
		171,298
		784,801
	Shares	Value
INDUSTRIALS - 16.3%
CAPITAL GOODS - 7.8%
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	2,900	$92,539
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	11,360	90,397
Rheinmetall AG (Germany) Industrial Conglomerates	836	40,216
Smiths Group PLC (UK) Industrial Conglomerates	1,698	34,796
Travis Perkins PLC (UK) Trading Companies & Distributors	639	17,236
		275,184
TRANSPORTATION - 7.4%
Union Pacific Corp. (United States) Railroads	1,102	119,446
FedEx Corp. (United States) Air Freight & Logistics	500	80,767
Kuehne + Nagel International AG (Switzerland) Marine	505	63,768
		263,981
COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
Adecco SA (Switzerland) Human Resource & Employment Services	554	37,611
		576,776
CONSUMER DISCRETIONARY - 14.1%
AUTOMOBILES & COMPONENTS - 8.7%
General Motors Co. (United States) Automobile Manufacturers	3,412	108,970
Daimler AG (Germany) Automobile Manufacturers	1,254	96,157
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,482	87,350
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	702	13,730
		306,207
MEDIA - 4.5%
The Interpublic Group of Cos., Inc. (United States) Advertising	5,427	99,424
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	2,551	61,269
		160,693
CONSUMER DURABLES & APPAREL - 0.9%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	399	32,745
		499,645

See accompanying Notes to Financial Statements.

oakmark.com 27

Oakmark Global Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.5% (continued)
HEALTH CARE - 6.7%
HEALTH CARE EQUIPMENT & SERVICES - 6.7%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,611	$95,700
Health Net, Inc. (United States) (a) Managed Health Care	1,997	92,086
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	499	50,763
		238,549
CONSUMER STAPLES - 6.0%
FOOD, BEVERAGE & TOBACCO - 6.0%
Diageo PLC (UK) Distillers & Vintners	3,285	95,068
Danone SA (France) Packaged Foods & Meats	1,010	67,615
Nestle SA (Switzerland) Packaged Foods & Meats	663	48,815
		211,498
MATERIALS - 4.5%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,954	82,936
Holcim, Ltd. (Switzerland) Construction Materials	727	53,002
Akzo Nobel NV (Netherlands) Specialty Chemicals	180	12,344
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	710	10,602
		158,884
ENERGY - 4.0%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,186	90,278
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,630	49,326
		139,604
TOTAL COMMON STOCKS - 97.5% (COST $2,841,445)		3,454,659
	Par Value	Value
SHORT TERM INVESTMENT - 1.7%
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $61,153, collateralized by a Federal Home Loan Mortgage Corp. Bond, 3.750%, due 03/27/19, value plus accrued interest of $3,083, by a United States Treasury Note, 1.250%, due 10/31/18, value plus accrued interest of $59,297 (Cost: $61,153)	61,153	$61,153
TOTAL SHORT TERM INVESTMENTS - 1.7% (COST $61,153)		61,153
TOTAL INVESTMENTS - 99.2% (COST $2,902,598)		3,515,812
Foreign Currencies (Cost $0) - 0.0% (b)		0	(c)
Other Assets In Excess of Liabilities - 0.8%		29,771
TOTAL NET ASSETS - 100.0%		$3,545,583

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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oakmark.com 29

Oakmark Global Select Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	-3.65%	8.52%	20.45%	12.92%	8.58%
MSCI World Index	-2.16%	12.20%	17.93%	10.86%	4.87%
Lipper Global Funds Index[12]	-2.95%	10.53%	17.14%	9.86%	4.82%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	5.5
Intel Corp.	5.5
JPMorgan Chase & Co.	5.4
FedEx Corp.	5.3
Credit Suisse Group	5.2
Google, Inc., Class A	5.1
Diageo PLC	5.0
American International Group, Inc.	4.9
Daimler AG	4.9
Daiwa Securities Group, Inc.	4.9
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	21
Net Assets	$1.9 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$98.6 billion
Median Market Cap	$45.8 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	24%
Expense Ratio - Class I (as of 09/30/13)	1.15%
Expense Ratio - Class I (as of 09/30/14)	1.13%
SECTOR ALLOCATION	% of Net Assets
Financials	30.4
Information Technology	21.2
Consumer Discretionary	17.5
Industrials	14.0
Consumer Staples	9.0
Health Care	4.6
Short-Term Investments and Other	3.3
GEOGRAPHIC ALLOCATION
% of Equity
North America	51.9
United States	51.9
Europe	41.4
Switzerland	17.5
France*	8.9
U.K.	5.1
Germany*	5.1
Netherlands*	4.8
% of Equity
Asia	6.7
Japan	6.7

*  Euro currency countries comprise 18.8% of equity investments

30 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 9% for the fiscal year ended September 30, 2014, underperforming the MSCI World Index11, which returned 12%. For the quarter ended September 30, 2014, the Fund declined 4%, underperforming the MSCI World Index, which declined 2%.

Intel, the largest semiconductor manufacturer, was the top contributor for the fiscal year and the most recent quarter. The company's market dominance in many fast-growing areas continues to benefit its long-term growth prospects. Earlier this year, we met with Intel's CFO Stacy Smith, who is pleased with the company's strong performance in areas of cloud, storage and high-performance computing. The company recently announced that it would expand the adoption of Intel-based chips in mobile devices in China. We believe this move provides direct access to a large new market and demonstrates new Intel CEO Brian Krzanich's creative, pragmatic approach to maximizing the value of the company. Management continues to return capital to shareholders by lowering cash balances and increasing the pace of buybacks.

The largest detractor from performance for the quarter and the past twelve months was CNH Industrial, a manufacturer of agricultural and construction equipment. As expected, the company's agricultural equipment business is experiencing reduced sales due to lower crop prices and farm profitability. However, we believe the agricultural segment to be a structurally appealing industry. Higher adoption of double cropping, increases in farm sizes in emerging and frontier markets, and the global need to increase yield will increase the demand for larger equipment. We believe CNH will continue to benefit from these trends as the second largest leader in this industry. In addition, the company's commercial vehicles (Iveco) and construction equipment businesses have performed more poorly than expected. Weakness in Europe and Latin America, combined with adverse currency movements, have negatively impacted these businesses and led to very low levels of profitability. As these conditions return back to a more normal level, we believe these two segments will significantly improve. We believe management is taking important steps to enhance shareholder value with its continued focus on operational improvement and restructuring of the company's balance sheet.

During the most recent quarter we sold our shares of Liberty Interactive and used the proceeds to purchase Amazon, the U.S.-based online retailer, which we believe is trading at a bigger discount to our estimate of intrinsic value. Based on our estimate of gross merchandise sold, Amazon is trading at a lower percentage of sales than its brick-and-mortar peers. We also purchased Richemont, the world's second largest luxury goods firm, which owns brands such as Cartier and Montblanc.

Geographically, we ended the quarter with our European and Japanese holdings comprising 41% and 7% of the Fund, respectively. North America accounts for the remainder of the Fund's equity holdings.

The U.S. dollar has strengthened significantly versus most global currencies. This is because of the U.S.'s strong relative economic growth outlook, directions in quantitative easing and geopolitical tensions in other parts of the world. As a result, the Swiss franc depreciated during the quarter. We continue to hedge the franc and ended the quarter with 24% of our Swiss franc exposure hedged.

We thank you, our shareholders, for your continued support and confidence.

oakmark.com 31

Oakmark Global Select Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
FINANCIALS - 30.4%
DIVERSIFIED FINANCIALS - 14.7%
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,601	$99,846
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	11,941	94,603
Capital One Financial Corp. (United States) Consumer Finance	1,097	89,537
		283,986
BANKS - 10.8%
Bank of America Corp. (United States) Diversified Banks	6,237	106,341
JPMorgan Chase & Co. (United States) Diversified Banks	1,722	103,733
		210,074
INSURANCE - 4.9%
American International Group, Inc. (United States) Multi-line Insurance	1,772	95,723
		589,783
INFORMATION TECHNOLOGY - 21.2%
SOFTWARE & SERVICES - 9.9%
Google, Inc., Class A (United States) (a) Internet Software & Services	167	97,970
Oracle Corp. (United States) Systems Software	2,450	93,786
		191,756
TECHNOLOGY HARDWARE & EQUIPMENT - 5.8%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,474	81,492
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	938	30,550
		112,042
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
Intel Corp. (United States) Semiconductors	3,052	106,271
		410,069
CONSUMER DISCRETIONARY - 17.5%
CONSUMER DURABLES & APPAREL - 8.1%
Kering (France) Apparel, Accessories & Luxury Goods	439	88,583
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	830	68,149
		156,732
AUTOMOBILES & COMPONENTS - 4.9%
Daimler AG (Germany) Automobile Manufacturers	1,237	94,915
	Shares	Value
RETAILING - 4.5%
Amazon.com, Inc. (United States) (a) Internet Retail	270	$87,059
		338,706
INDUSTRIALS - 14.0%
TRANSPORTATION - 9.4%
FedEx Corp. (United States) Air Freight & Logistics	634	102,359
Kuehne + Nagel International AG (Switzerland) Marine	629	79,469
		181,828
CAPITAL GOODS - 4.6%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	11,320	90,075
		271,903
CONSUMER STAPLES - 9.0%
FOOD, BEVERAGE & TOBACCO - 9.0%
Diageo PLC (UK) Distillers & Vintners	3,327	96,266
Danone SA (France) Packaged Foods & Meats	1,159	77,556
		173,822
HEALTH CARE - 4.6%
HEALTH CARE EQUIPMENT & SERVICES - 4.6%
Medtronic, Inc. (United States) Health Care Equipment	1,447	89,642
TOTAL COMMON STOCKS - 96.7% (COST $1,643,610)		1,873,925
	Par Value	Value
SHORT TERM INVESTMENTS - 0.6%
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $10,616, collateralized by a United States Treasury Note, 1.250%, due 10/31/18, value plus accrued interest of $10,832 (Cost: $10,616)	10,616	10,616
TOTAL SHORT TERM INVESTMENTS - 0.6% (COST $10,616)		10,616
TOTAL INVESTMENTS - 97.3% (COST $1,654,226)		1,884,541
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 2.7%		52,751
TOTAL NET ASSETS - 100.0%		$1,937,292

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

32 OAKMARK FUNDS

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oakmark.com 33

Oakmark International Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	-7.03%	-0.64%	17.98%	10.61%	9.37%	10.54%
MSCI World ex U.S. Index	-5.74%	4.86%	13.15%	6.52%	6.53%	6.47%
MSCI EAFE Index[14]	-5.88%	4.25%	13.65%	6.56%	6.32%	6.25%
Lipper International Funds Index[15]	-5.49%	4.40%	14.22%	6.83%	7.01%	7.29%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Credit Suisse Group	5.2
BNP Paribas SA	3.5
Honda Motor Co., Ltd.	3.3
Toyota Motor Corp.	3.0
Daimler AG	3.0
Allianz SE	3.0
Intesa Sanpaolo SPA	2.9
Diageo PLC	2.8
Lloyds Banking Group PLC	2.8
Richemont SA	2.7
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	60
Net Assets	$30.3 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$52.4 billion
Median Market Cap	$24.2 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	39%
Expense Ratio - Class I (as of 09/30/13)	0.98%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	25.5
Financials	25.4
Industrials	20.4
Consumer Staples	10.8
Information Technology	5.9
Materials	4.4
Health Care	3.0
Short-Term Investments and Other	4.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	79.1
Switzerland	17.3
U.K.	16.6
France*	16.0
Germany*	10.0
Netherlands*	7.0
Italy*	5.1
Sweden	4.4
Ireland*	2.7
% of Equity
Asia	16.1
Japan	12.6
South Korea	2.8
Hong Kong	0.7
Australasia	3.9
Australia	3.9
Middle East	0.5
Israel	0.5
North America	0.4
Canada	0.4

*  Euro currency countries comprise 40.8% of equity investments

34 OAKMARK FUNDS

Oakmark International Fund  September 30, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 1% for the fiscal year ended September 30, 2014, underperforming the MSCI World ex U.S. Index13, which gained 5%. For the most recent quarter the Fund also underperformed the MSCI World ex U.S. Index, declining 7% versus a decline of 6%. However, the Fund has performed well versus the MSCI World ex U.S. Index since its September 1992 inception, returning an average of 11% versus 6% over the same period.

Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance over the past 12 months, returning 50%. Intesa's share price has rebounded as fears over Italy's banking system and government have subsided. We have always believed these fears were overblown and that Italy was in much better long-term fiscal health than many of its periphery countries. The new CEO has committed to return EUR 10 billion to shareholders via dividends over the next four years. This constitutes a cumulative payout ratio in excess of 70%. Even with this return of capital to shareholders, Intesa should be over-capitalized compared with Basel III requirements, leaving the door open for additional capital returns. Additionally, management plans to increase investments in fee-based businesses, including asset management and insurance, and to exit non-core businesses and investments. We believe management has a solid plan for the future and believe the investment will continue to provide value for our shareholders.

Another top contributor was Olympus, the world leader in endoscopes and other medical equipment, which returned 18% over the past twelve months. Management continues to invest in the medical business with a focus on growth in surgery. Olympus is the dominant player in the gastrointestinal space, but the company is a relative newcomer to surgery. Olympus plans to enlarge its sales staff and enhance its research and development capabilities in the surgical business. Management believes the medical segment will grow 10% this year, driven by higher sales in surgery in addition to endoscope growth in the emerging world. Although the camera business remains weak in our view, Olympus also plans to invest in this division, and management's goal is to boost revenues enough to cover costs this year.

The largest detractor from performance for the quarter and the past twelve months was CNH Industrial, a manufacturer of agricultural and construction equipment. As expected, the company's agricultural equipment business is experiencing reduced sales due to lower crop prices and farm profitability. However, we believe the agricultural segment to be a structurally appealing industry. Higher adoption of double cropping, increases in farm sizes in emerging and frontier markets, and the global need to increase yield will increase the demand for larger equipment. We believe CNH will continue to benefit from these trends as the second largest leader in this industry. In addition, the company's commercial vehicles (Iveco) and construction equipment businesses have performed more poorly than expected. Weakness in Europe and Latin America, combined with adverse currency movements, have negatively impacted these businesses and led to very low levels of profitability. As these conditions return back to a more normal level, we believe these two segments will significantly improve. We believe management is taking important steps to enhance shareholder value with its continued focus on operational improvement and restructuring of the company's balance sheet.

There was abundant portfolio activity during the past quarter. We sold our positions in Geberit and OMRON and added four new names to the Fund: Exor, an Italian-based investment company which owns stakes in CNH Industrial and Fiat; G4S, a U.K.-based security services company; Melco Crown Entertainment, a Hong Kong-based casino, gaming, and entertainment resort operator; and Swedish Match, a Swedish-based company whose primary source of revenue is derived from smokeless tobacco.

Geographically, we ended the quarter with 79% of our holdings in Europe, 13% in Japan and 4% in Australia. The remaining positions are in North America (Canada), South Korea, Hong Kong and the Middle East (Israel).

The U.S. dollar has strengthened significantly versus most global currencies. This is because of the U.S.'s strong relative economic growth outlook, directions in quantitative easing and geopolitical tensions in other parts of the world. As a result, the Australian dollar, Swiss franc and Swedish krona depreciated during the quarter. Our defensive hedge positions of these overvalued currencies boosted performance for the quarter. We continue to hedge these overvalued currencies and ended the quarter with 42% of our Australian dollar, 33% of our Swiss franc and 30% of our Swedish krona exposure hedged.

We continue to adhere to a long-term value philosophy that has enabled us to build a portfolio of high quality names trading at discounts to our estimate of intrinsic value. We thank you, our shareholders, for your continued support.

oakmark.com 35

Oakmark International Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
CONSUMER DISCRETIONARY - 25.5%
AUTOMOBILES & COMPONENTS - 11.9%
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	29,038	$1,006,117
Toyota Motor Corp. (Japan) Automobile Manufacturers	15,553	916,506
Daimler AG (Germany) Automobile Manufacturers	11,929	915,038
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	7,157	768,508
		3,606,169
CONSUMER DURABLES & APPAREL - 8.9%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	9,982	819,191
Kering (France) Apparel, Accessories & Luxury Goods	3,516	708,907
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	3,141	510,633
Prada SPA (Italy) Apparel, Accessories & Luxury Goods	77,204	466,813
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	1,093	183,150
		2,688,694
MEDIA - 2.9%
WPP PLC (UK) Advertising	19,169	385,330
Publicis Groupe SA (France) Advertising	5,130	352,280
Thomson Reuters Corp. (Canada) Publishing	3,551	129,360
		866,970
RETAILING - 1.2%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	8,926	370,465
CONSUMER SERVICES - 0.6%
Melco Crown Entertainment, Ltd. (Hong Kong) (b) Casinos & Gaming	7,482	196,707
		7,729,005
FINANCIALS - 25.4%
DIVERSIFIED FINANCIALS - 9.3%
Credit Suisse Group (Switzerland) Diversified Capital Markets	56,880	1,577,062
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	691,476
Schroders PLC (UK) Asset Management & Custody Banks	11,278	437,173
Exor SPA (Italy) Multi-Sector Holdings	2,972	115,381
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	963
		2,822,055
	Shares	Value
BANKS - 9.3%
BNP Paribas SA (France) Diversified Banks	16,146	$1,071,025
Intesa Sanpaolo SPA (Italy) Diversified Banks	292,255	888,133
Lloyds Banking Group PLC (UK) (a) Diversified Banks	677,793	844,650
		2,803,808
INSURANCE - 6.8%
Allianz SE (Germany) Multi-line Insurance	5,614	910,164
Willis Group Holdings PLC (UK) (c) Insurance Brokers	15,241	630,995
AMP, Ltd. (Australia) Life & Health Insurance	110,542	528,444
		2,069,603
		7,695,466
INDUSTRIALS - 20.4%
CAPITAL GOODS - 13.3%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	93,721	745,757
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	22,486	717,550
Safran SA (France) Aerospace & Defense	8,525	553,247
SKF AB (Sweden) (c) Industrial Machinery	25,379	530,017
Smiths Group PLC (UK) Industrial Conglomerates	17,995	368,742
Atlas Copco AB, Series B (Sweden) Industrial Machinery	12,106	314,399
Meggitt PLC (UK) Aerospace & Defense	39,247	287,075
Schindler Holding AG (Switzerland) Industrial Machinery	1,938	263,015
Wolseley PLC (UK) Trading Companies & Distributors	4,841	254,420
		4,034,222
COMMERCIAL & PROFESSIONAL SERVICES - 4.9%
Experian Group, Ltd. (Ireland) Research & Consulting Services	48,280	769,771
Adecco SA (Switzerland) Human Resource & Employment Services	7,450	506,077
Secom Co., Ltd. (Japan) Security & Alarm Services	1,950	116,132
Meitec Corp. (Japan) (c) Research & Consulting Services	2,273	67,554
G4S PLC (UK) Security & Alarm Services	1,554	6,317
		1,465,851

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.4% (continued)
INDUSTRIALS - 20.4% (continued)
TRANSPORTATION - 2.2%
Kuehne + Nagel International AG (Switzerland) Marine	5,323	$672,364
		6,172,437
CONSUMER STAPLES - 10.8%
FOOD, BEVERAGE & TOBACCO - 9.8%
Diageo PLC (UK) Distillers & Vintners	29,750	860,880
Danone SA (France) Packaged Foods & Meats	9,600	642,609
Pernod Ricard SA (France) Distillers & Vintners	4,967	562,306
Nestle SA (Switzerland) Packaged Foods & Meats	6,706	493,478
Heineken Holdings NV (Netherlands) Brewers	5,090	336,659
Swedish Match AB (Sweden) Tobacco	1,914	62,054
		2,957,986
FOOD & STAPLES RETAILING - 1.0%
Tesco PLC (UK) Food Retail	72,090	217,609
Koninklijke Ahold NV (Netherlands) Food Retail	6,096	98,704
		316,313
		3,274,299
INFORMATION TECHNOLOGY - 5.9%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	721	808,683
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	16,636	541,586
		1,350,269
SOFTWARE & SERVICES - 1.4%
SAP SE (Germany) Application Software	4,162	300,128
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	1,977	136,860
		436,988
		1,787,257
	Shares	Value
MATERIALS - 4.4%
Orica, Ltd. (Australia) (c) Commodity Chemicals	36,015	$595,967
Holcim, Ltd. (Switzerland) Construction Materials	7,656	558,535
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,679	115,069
Givaudan SA (Switzerland) Specialty Chemicals	38	61,485
		1,331,056
HEALTH CARE - 3.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.0%
GlaxoSmithKline PLC (UK) Pharmaceuticals	22,552	516,595
Novartis AG (Switzerland) Pharmaceuticals	532	50,254
Sanofi (France) Pharmaceuticals	408	46,187
		613,036
HEALTH CARE EQUIPMENT & SERVICES - 1.0%
Olympus Corp. (Japan) (a) Health Care Equipment	8,812	316,164
		929,200
TOTAL COMMON STOCKS - 95.4% (COST $27,541,007)		28,918,720
	Par Value	Value
SHORT TERM INVESTMENTS - 3.5%
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $605,570 collateralized by a Federal Home Loan Bank Bond, 1.050%, due 02/12/18, value plus accrued interest of $18,739, by a Federal Home Loan Mortgage Corp. Bond, 0.750%, due 01/12/18, value plus accrued interest of $73,775, by United States Treasury Notes, 0.750% - 2.750%, due 12/31/17 - 03/31/18, aggregate value plus accrued interest of $525,168 (Cost: $605,570)	605,570	605,570
GOVERNMENT AND AGENCY SECURITIES - 0.8%
United States Treasury Floating Rate Note, 0.084%, due 04/30/16 (d) (Cost $250,000)	250,000	250,128
Total Government and Agency Securities (Cost $250,000)		250,128

See accompanying Notes to Financial Statements.

oakmark.com 37

Oakmark International Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 3.5% (continued)
COMMERCIAL PAPER - 0.7%
J.P. Morgan Securities LLC, 0.23% - 0.25%, due 12/17/14 - 02/11/15 (e) (Cost $199,872)	200,000	$199,899
TOTAL SHORT TERM INVESTMENTS - 3.5% (COST $1,055,442)		1,055,597
TOTAL INVESTMENTS - 98.9% (COST $28,596,449)		29,974,317
Foreign Currencies (Cost $0) - 0.0% (f)		0	(g)
Other Assets In Excess of Liabilities - 1.1%		324,199
TOTAL NET ASSETS - 100.0%		$30,298,516

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(d)  Floating Rate Note. Rate shown is as of September 30, 2014.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Amount rounds to less than 0.1%.

(g)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

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oakmark.com 39

Oakmark International Small Cap Fund  September 30, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/04 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/14)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	-9.35%	-2.14%	14.17%	8.80%	8.45%	10.10%
MSCI World ex U.S. Small Cap Index	-8.27%	3.37%	13.31%	8.76%	7.94%	N/A
MSCI World ex U.S. Index[13]	-5.74%	4.86%	13.15%	6.52%	6.53%	5.61%
Lipper International Small Cap Funds Index[17]	-7.18%	3.92%	15.61%	10.32%	9.35%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Julius Baer Group, Ltd.	4.1
Sugi Holdings Co., Ltd.	3.2
Michael Page International PLC	3.0
MTU Aero Engines AG	2.9
Konecranes Plc	2.8
Kaba Holding AG	2.7
Atea ASA	2.7
Hirose Electric Co., Ltd.	2.7
Randstad Holding NV	2.5
DGB Financial Group, Inc.	2.4
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	61
Net Assets	$2.9 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.0 billion
Median Market Cap	$1.9 billion
Portfolio Turnover (for the 12-months ended 09/30/14)	38%
Expense Ratio - Class I (as of 09/30/13)	1.35%
Expense Ratio - Class I (as of 09/30/14)	1.31%
SECTOR ALLOCATION	% of Net Assets
Industrials	37.4
Information Technology	15.7
Financials	13.4
Consumer Staples	11.7
Consumer Discretionary	8.4
Health Care	4.3
Materials	3.6
Energy	1.6
Short-Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	62.1
U.K.	16.8
Switzerland	15.7
Italy*	7.2
Germany*	5.1
France*	4.9
Netherlands*	4.4
Finland*	2.9
Norway	2.8
Denmark	1.8
Greece*	0.5
% of Equity
Asia	21.7
Japan	14.4
South Korea	5.0
Hong Kong	2.3
Australasia	12.8
Australia	11.9
New Zealand	0.9
Latin America	1.3
Brazil	1.3
Middle East	1.1
Israel	1.1
North America	1.0
United States	0.5
Canada	0.5

*  Euro currency countries comprise 25.0% of equity investments

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund declined 9% for the quarter ended September 30, 2014, underperforming the MSCI World ex U.S. Small Cap Index16, which declined 8% for the same period. For the fiscal year ended September 30, the Fund declined 2%, and the MSCI World ex U.S. Small Cap Index returned 3%. Since the Fund's inception in November 1995, it has returned an average of 10% per year.

The Fund's regional South Korean banks, DGB Financial Group and BS Financial, were two of the top-performing stocks for the recent quarter. We believe that strong economic growth in DGB's primary business region and a current undervaluation of the stock adds to DGB's attractiveness. BS Financial's proposed acquisition of another small regional bank, Kyongnam Bank, would be a strategic use of capital that could further enhance the company's competitive position, should the deal close. We also think BS's strong deposit franchise gives it a significant funding advantage over its peers and should generate substantial profitability once interest rates normalize. (DGB, like BS, should also benefit from interest rate normalization.) We continue to believe the valuation of this high quality regional bank with dominant market share remains attractive, offering a compelling reason to own.

Altran Technologies, an engineering and technology consulting company that offers services throughout Europe, was the largest contributor to performance for the fiscal year ended September 30. Altran's restructuring efforts demonstrate how our emphasis on quality management teams can pay off. First, the management team reduced overhead costs, and second, Altran has more recently shown material improvements in the utilization of its engineers, causing invoicing rates to rise quarter over quarter. Higher invoicing rates are necessary for Altran to narrow the margin gap compared with its best-in-class peers. We are optimistic that these positive trends will continue into the second half of 2014 and that Altran will report another year of margin improvement.

Fugro was the largest detractor from performance for the fiscal year and recent quarter end. This Netherlands-domiciled geological engineering company released a profit warning in July, indicating that first-half margins would be in the low single-digits (lower than both market and our expectations) and that it would be booking EUR 300-350 million of impairments in its subsea joint venture and multi-client library. These disappointments caused the share price to decline over 40% during July. The very weak first-half results were a culmination of both a soft end market (a majority of Fugro's profits are derived from the offshore oil and gas market) and a number of company-specific operational issues. The slowdown in offshore exploration and production (E&P) spending looks like it will likely continue into 2015 and possibly beyond. We have adjusted our forecasts and estimates of intrinsic value to reflect this lower growth environment. However, longer term, we believe that off-

shore capital expenditure trends will eventually improve as oil demand continues to increase moderately, while production from existing fields continues to decline. We continue to remain shareholders of Fugro because of its dominant positions in a number of niche businesses that should benefit from an eventual recovery in offshore E&P spending.

Five new securities were added to the Fund this quarter, two of which—Brunel and Countrywide—are previous Fund holdings. Brunel is a professional staffing company with major operations in the Netherlands, Germany and within the global energy market. Countrywide is the U.K.'s largest real estate agency and also operates a large surveying business as well as letting business. Melco International Development is a Hong Kong-based holding company that derives nearly all of its value from a 33.6% stake in Melco Crown, an operator of casinos globally, predominantly in Macau. Transpacific Industries is Australia's leading recycling, waste management and industrial services company; and U.K. based Electrocomponents is the world's leading high service distributor of electronics and maintenance products for engineers. There were no names fully divested from the Fund during this past quarter.

Geographically we ended the quarter with 22% of our holdings in Asia, 62% in Europe and 13% in Australasia. The remaining positions are in North America, Latin America and the Middle East.

While the U.S. dollar has strengthened, our view is that certain global currencies are still overvalued. We maintained hedge positions on three of the Fund's currency exposures. As of the recent quarter end, we slightly increased the Fund's Australian dollar hedge to 39% and continue to have 45% of the Norwegian krone and 34% of the Swiss franc exposures hedged.

Thank you for your continued confidence.

oakmark.com 41

Oakmark International Small Cap Fund  September 30, 2014

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
INDUSTRIALS - 37.4%
CAPITAL GOODS - 19.9%
MTU Aero Engines AG (Germany) Aerospace & Defense	982	$83,845
Konecranes OYJ (Finland) Industrial Machinery	2,981	80,203
Sulzer AG (Switzerland) Industrial Machinery	561	69,008
Prysmian SpA (Italy) Electrical Components & Equipment	3,712	68,975
Travis Perkins PLC (UK) Trading Companies & Distributors	2,225	60,024
Morgan Advanced Materials PLC (UK) Industrial Machinery	12,090	58,174
Saft Groupe SA (France) (b) Electrical Components & Equipment	1,596	54,315
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	157	40,502
Rheinmetall AG (Germany) Industrial Conglomerates	724	34,845
Interpump Group SpA (Italy) Industrial Machinery	1,344	16,869
Wajax Corp. (Canada) Trading Companies & Distributors	379	12,941
		579,701
COMMERCIAL & PROFESSIONAL SERVICES - 11.8%
Michael Page International PLC (UK) Human Resource & Employment Services	12,984	88,108
Kaba Holding AG (Switzerland) (b) Security & Alarm Services	172	80,093
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	1,554	72,371
gategroup Holding AG (Switzerland) (a) (b) Diversified Support Services	1,761	37,905
Transpacific Industries Group, Ltd. (Australia) Environmental & Facilities Services	52,142	37,207
SThree PLC (UK) Human Resource & Employment Services	4,586	26,038
Brunel International N.V. (Netherlands) Human Resource & Employment Services	119	2,718
		344,440
TRANSPORTATION - 5.7%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	535	67,304
DSV AS (Denmark) Trucking	1,843	51,896
Freightways, Ltd. (New Zealand) Air Freight & Logistics	6,778	26,984
BBA Aviation PLC (UK) Airport Services	3,410	17,967
		164,151
		1,088,292
	Shares	Value
INFORMATION TECHNOLOGY - 15.7%
SOFTWARE & SERVICES - 8.3%
Atea ASA (Norway) (b) IT Consulting & Other Services	6,963	$78,305
Alten, Ltd. (France) IT Consulting & Other Services	1,167	50,041
Totvs SA (Brazil) Systems Software	2,450	37,264
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,367	37,163
Altran Technologies SA (France) IT Consulting & Other Services	3,123	32,224
Oracle Corp. Japan (Japan) Systems Software	199	7,781
		242,778
TECHNOLOGY HARDWARE & EQUIPMENT - 7.4%
Hirose Electric Co., Ltd. (Japan) Electronic Components	633	78,110
Premier Farnell PLC (UK) (b) Technology Distributors	21,775	64,247
Electrocomponents PLC (UK) Technology Distributors	12,053	43,572
Orbotech, Ltd. (Israel) (a) (b) Electronic Equipment & Instruments	1,923	29,954
		215,883
		458,661
FINANCIALS - 13.4%
DIVERSIFIED FINANCIALS - 5.4%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,669	119,807
MLP AG (Germany) Asset Management & Custody Banks	4,568	25,500
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	1,066	12,775
		158,082
BANKS - 4.8%
DGB Financial Group, Inc. (South Korea) Regional Banks	4,462	71,037
BS Financial Group, Inc. (South Korea) Regional Banks	4,397	70,421
		141,458
REAL ESTATE - 3.2%
LSL Property Services PLC (UK) (b) Real Estate Services	10,416	55,047
Countrywide PLC (UK) Diversified Real Estate Activities	5,082	37,189
		92,236
		391,776

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2014

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
CONSUMER STAPLES - 11.7%
FOOD, BEVERAGE & TOBACCO - 6.4%
Davide Campari-Milano SPA (Italy) Distillers & Vintners	9,787	$70,646
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	16,930	62,851
Goodman Fielder, Ltd. (Australia) (b) Packaged Foods & Meats	99,141	54,252
		187,749
FOOD & STAPLES RETAILING - 5.3%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	2,210	92,805
Sundrug Co., Ltd. (Japan) Drug Retail	1,387	61,634
		154,439
		342,188
CONSUMER DISCRETIONARY - 8.4%
RETAILING - 3.6%
Myer Holdings, Ltd. (Australia) Department Stores	28,840	49,492
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	234,457	37,441
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	19,004
		105,937
MEDIA - 2.8%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	4,629	46,850
Asatsu-DK, Inc. (Japan) Advertising	1,405	35,230
		82,080
AUTOMOBILES & COMPONENTS - 1.1%
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	736	14,391
Autoliv, Inc. (United States) Auto Parts & Equipment	146	13,383
Nifco, Inc. (Japan) Auto Parts & Equipment	90	2,783
		30,557
CONSUMER SERVICES - 0.9%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	11,127	25,793
		244,367
	Shares	Value
HEALTH CARE - 4.3%
HEALTH CARE EQUIPMENT & SERVICES - 3.7%
Primary Health Care, Ltd. (Australia) Health Care Services	15,582	$59,620
Amplifon S.p.A. (Italy) Health Care Distributors	8,320	46,572
		106,192
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	173	18,222
		124,414
MATERIALS - 3.6%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	29,108	69,066
Titan Cement Co. SA (Greece) Construction Materials	603	15,084
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	895	13,367
Sika AG (Switzerland) Specialty Chemicals	2	6,557
		104,074
ENERGY - 1.6%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,551	46,938
TOTAL COMMON STOCKS - 96.1% (COST $2,773,491)		2,800,710
	Par Value	Value
SHORT TERM INVESTMENTS - 3.3%
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 09/30/14 due 10/01/14, repurchase price $95,999, collateralized by a Federal Home Loan Mortgage Corp. Bond, 3.750%, due 03/27/19, value plus accrued interest of $39,871, by a United States Treasury Note, 1.625%, due 04/30/19, value plus accrued interest of $58,052 (Cost: $95,999)	95,999	95,999
TOTAL SHORT TERM INVESTMENTS - 3.3% (COST $95,999)		95,999
TOTAL INVESTMENTS - 99.4% (COST $2,869,490)		2,896,709
Foreign Currencies (Cost $1,573) - 0.1%		1,553
Other Assets In Excess of Liabilities - 0.5%		14,985
TOTAL NET ASSETS - 100.0%		$2,913,247

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

oakmark.com 43

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2014

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund	Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$16,714,584		$6,283,072		$20,137,964	$3,515,812
Investments in affiliated securities, at value (b)	0		0		414,141	0
Cash	1,122		0		0	613
Foreign currency, at value (c)	0		0		0	0	(d)
Receivable for:
Securities sold	42,086		37,497		5,333	18,751
Fund shares sold	43,953		16,628		19,199	5,334
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	16,224		783		45,006	5,712
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		78	0
Forward foreign currency contracts	0		0		0	18,979
Tax reclaim from unaffiliated securities	870		0		6,794	1,812
Total receivables	103,133		54,908		76,410	50,588
Other assets	1		1		2	1
Total assets	16,818,840		6,337,981		20,628,517	3,567,014
Liabilities and Net Assets
Payable for:
Securities purchased	93,933		67,866		49,417	16,592
Fund shares redeemed	10,130		4,111		22,199	3,013
Investment advisory fee	1,024		442		1,164	300
Other shareholder servicing fees	2,510		586		2,974	457
Transfer and dividend disbursing agent fees	306		132		219	131
Trustee fees	5		3		2	2
Deferred trustee compensation	1,267		1,116		1,091	529
Securities sold short, at value (e)	40,991		0		0	0
Other	8,575		481		1,540	407
Total liabilities	158,741		74,737		78,606	21,431
Net assets applicable to Fund shares outstanding	$16,660,099		$6,263,244		$20,549,911	$3,545,583
Analysis of Net Assets
Paid in capital	$11,200,543		$3,798,831		$13,781,149	$2,757,574
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	1,110,803		834,561		1,778,568	160,254
Net unrealized appreciation on investments, forward contracts, short sales and foreign currency translation	4,267,201		1,634,225		4,849,659	632,036
Accumulated undistributed net investment income (Distributions in excess of net investment income)	81,552		(4,373)		140,535	(4,281)
Net assets applicable to Fund shares outstanding	$16,660,099		$6,263,244		$20,549,911	$3,545,583
Price of Shares
Net asset value, offering and redemption price per share: Class I	$68.46		$44.71		$33.65	$30.34
Class I—Net assets	$16,489,409		$6,238,810		$19,392,733	$3,503,815
Class I—Shares outstanding (Unlimited shares authorized)	240,877		139,542		576,366	115,473
Net asset value, offering and redemption price per share: Class II	$68.18	(f)	$44.32	(f)	$33.41	$29.57	(f)
Class II—Net assets	$170,690		$24,434		$1,157,178	$41,768
Class II—Shares outstanding (Unlimited shares authorized)	2,503		551		34,640	1,413
(a) Identified cost of investments in unaffiliated securities	$12,448,500		$4,648,847		$15,505,511	$2,902,598
(b) Identified cost of investments in affiliated securities	0		0		196,921	0
(c) Identified cost of foreign currency	0		0		0	0	(d)
(d) Amount rounds to less than $1,000.
(e) Identified proceeds of investments from securities sold short	$42,112		$0		$0	$0
(f) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on September 30, 2014.

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund		Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,884,541		$28,149,784		$2,522,684
Investments in affiliated securities, at value (b)	0		1,824,533		374,025
Cash	4,276		32		0
Foreign currency, at value (c)	0	(d)	0	(d)	1,553
Receivable for:
Securities sold	50,902		197,313		6,392
Fund shares sold	3,523		53,656		6,737
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	3,338		61,795		6,015
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		5,393		2,421
Forward foreign currency contracts	5,538		218,503		21,364
Tax reclaim from unaffiliated securities	1,231		26,065		1,600
Total receivables	64,532		562,725		44,529
Other assets	1		2		1
Total assets	1,953,350		30,537,076		2,942,792
Liabilities and Net Assets
Payable for:
Securities purchased	13,624		179,891		22,564
Fund shares redeemed	1,693		46,689		4,881
Investment advisory fee	165		2,173		287
Other shareholder servicing fees	234		4,686		650
Transfer and dividend disbursing agent fees	56		441		128
Trustee fees	1		9		4
Deferred trustee compensation	17		880		506
Securities sold short, at value (e)	0		0		0
Other	268		3,791		525
Total liabilities	16,058		238,560		29,545
Net assets applicable to Fund shares outstanding	$1,937,292		$30,298,516		$2,913,247
Analysis of Net Assets
Paid in capital	$1,628,268		$27,114,799		$2,686,279
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	62,502		1,172,849		167,000
Net unrealized appreciation on investments, forward contracts, short sales and foreign currency translation	235,773		1,593,246		48,305
Accumulated undistributed net investment income (Distributions in excess of net investment income)	10,749		417,622		11,663
Net assets applicable to Fund shares outstanding	$1,937,292		$30,298,516		$2,913,247
Price of Shares
Net asset value, offering and redemption price per share: Class I	$16.63		$25.01		$16.38
Class I—Net assets	$1,937,292		$29,759,576		$2,909,987
Class I—Shares outstanding (Unlimited shares authorized)	116,463		1,190,093		177,645
Net asset value, offering and redemption price per share: Class II	$0		$25.07		$16.26	(f)
Class II—Net assets	$0		$538,940		$3,260
Class II—Shares outstanding (Unlimited shares authorized)	0		21,496		201
(a) Identified cost of investments in unaffiliated securities	$1,654,226		$26,505,059		$2,520,433
(b) Identified cost of investments in affiliated securities	0		2,091,390		349,057
(c) Identified cost of foreign currency	0	(d)	0	(d)	1,573
(d) Amount rounds to less than $1,000.
(e) Identified proceeds of investments from securities sold short	$0		$0		$0
(f) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on September 30, 2014.

oakmark.com 45

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2014

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$222,527	$46,604	$228,270	$66,038
Dividends from affiliated securities	0	0	9,768	0
Interest income from unaffiliated securities	134	0 (a)	91,380	0 (a)
Interest income from affiliated securities	0	0	53	0
Security lending income	0	68	65	413
Foreign taxes withheld	(1,960)	(210)	(2,411)	(2,925)
Total investment income	220,701	46,462	327,125	63,526
Expenses:
Investment advisory fee	100,973	42,550	135,014	33,074
Transfer and dividend disbursing agent fees	1,402	594	968	610
Other shareholder servicing fees	11,508	3,063	14,487	2,463
Service fee—Class II	327	44	2,988	106
Reports to shareholders	1,001	233	471	197
Custody and accounting fees	538	225	838	645
Registration and blue sky expenses	1,198	459	437	217
Trustees fees	398	292	461	212
Legal fees	76	49	81	43
Audit and tax services fees	43	25	48	50
Other	379	258	451	229
Total expenses	117,843	47,792	156,244	37,846
Net Investment Income (Loss)	$102,858	$(1,330)	$170,881	$25,680
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	$1,119,506	$840,791	$1,808,293	$214,080
Affiliated investments	0	0	41,937	0
Unaffiliated in-kind transactions	0	0	0	0
Affiliated in-kind transactions	0	0	0	0
Securities sold short	317	(3,582)	0	0
Forward foreign currency contracts	0	0	0	(3,233)
Foreign currency transactions	(92)	2	(322)	(179)
Written options	(394)	(611)	0	0
Net realized gain	1,119,337	836,600	1,849,908	210,668
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,046,280	189,511	(194,868)	(56,293)
Affiliated investments	0	0	160,287	0
Securities sold short	1,121	0	0	0
Forward foreign currency contracts	0	0	0	18,700
Foreign currency translation	(6)	(2)	(22)	(230)
Net change in unrealized appreciation (depreciation)	1,047,395	189,509	(34,603)	(37,823)
Net realized and unrealized gain (loss)	2,166,732	1,026,109	1,815,305	172,845
Net increase (decrease) in net assets resulting from operations	$2,269,590	$1,024,779	$1,986,186	$198,525

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$36,407	$803,907	$49,448
Dividends from affiliated securities	0	64,834	21,664
Interest income from unaffiliated securities	0 (a)	630	0 (a)
Interest income from affiliated securities	0	0	0
Security lending income	399	15,663	816
Foreign taxes withheld	(2,311)	(70,986)	(5,951)
Total investment income	34,495	814,048	65,977
Expenses:
Investment advisory fee	16,564	245,916	30,353
Transfer and dividend disbursing agent fees	244	2,354	526
Other shareholder servicing fees	1,171	24,167	3,336
Service fee—Class II	0	1,262	9
Reports to shareholders	130	2,218	300
Custody and accounting fees	292	8,473	1,076
Registration and blue sky expenses	245	1,858	236
Trustees fees	136	537	204
Legal fees	38	130	42
Audit and tax services fees	27	141	51
Other	203	568	222
Total expenses	19,050	287,624	36,355
Net Investment Income (Loss)	$15,445	$526,424	$29,622
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	$66,124	$1,506,828	$196,696
Affiliated investments	0	(8,877)	5,587
Unaffiliated in-kind transactions	0	59,819	0
Affiliated in-kind transactions	0	1,446	0
Securities sold short	0	0	0
Forward foreign currency contracts	(3,004)	(13,473)	5,251
Foreign currency transactions	(80)	(3,154)	(406)
Written options	0	0	0
Net realized gain	63,040	1,542,589	207,128
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	23,378	(2,503,401)	(324,956)
Affiliated investments	0	(203,525)	(18,977)
Securities sold short	0	0	0
Forward foreign currency contracts	6,687	207,309	13,975
Foreign currency translation	(133)	(4,434)	(321)
Net change in unrealized appreciation (depreciation)	29,932	(2,504,051)	(330,279)
Net realized and unrealized gain (loss)	92,972	(961,462)	(123,151)
Net increase (decrease) in net assets resulting from operations	$108,417	$(435,038)	$(93,529)

oakmark.com 47

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income	$102,858	$67,589
Net realized gain (loss)	1,119,337	551,614
Net change in unrealized appreciation (depreciation)	1,047,395	1,432,261
Net increase in net assets from operations	2,269,590	2,051,464
Distributions to shareholders from:
Net investment income—Class I	(58,384)	(54,716)
Net investment income—Class II	(403)	(236)
Net realized gain—Class I	(472,633)	(218,081)
Net realized gain—Class II	(4,832)	(1,251)
Total distributions to shareholders	(536,252)	(274,284)
From Fund share transactions:
Proceeds from shares sold—Class I	6,000,989	3,641,054
Proceeds from shares sold—Class II	90,170	59,463
Reinvestment of distributions—Class I	485,481	253,015
Reinvestment of distributions—Class II	4,114	1,033
Payment for shares redeemed—Class I	(2,123,132)	(1,988,190)
Payment for shares redeemed—Class II	(33,686)	(15,531)
Net increase in net assets from Fund share transactions	4,423,936	1,950,844
Total increase in net assets	6,157,274	3,728,024
Net assets:
Beginning of year	10,502,825	6,774,801
End of year	$16,660,099	$10,502,825
Accumulated undistributed net investment income	$81,552	$44,545
Fund Share Transactions—Class I:
Shares sold	91,400	67,775
Shares issued in reinvestment of dividends	7,819	5,282
Less shares redeemed	(32,622)	(36,378)
Net increase in shares outstanding	66,597	36,679
Fund Share Transactions—Class II:
Shares sold	1,385	1,104
Shares issued in reinvestment of dividends	66	21
Less shares redeemed	(522)	(290)
Net increase in shares outstanding	929	835

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income (loss)	$(1,330)	$3,843
Net realized gain (loss)	836,600	275,803
Net change in unrealized appreciation (depreciation)	189,509	601,838
Net increase in net assets from operations	1,024,779	881,484
Distributions to shareholders from:
Net investment income—Class I	(4,243)	(2,753)
Net realized gain—Class I	(224,068)	(288,202)
Net realized gain—Class II	(788)	(1,091)
Total distributions to shareholders	(229,099)	(292,046)
From Fund share transactions:
Proceeds from shares sold—Class I	1,984,637	877,926
Proceeds from shares sold—Class II	13,497	9,007
Reinvestment of distributions—Class I	198,994	254,534
Reinvestment of distributions—Class II	527	622
Payment for shares redeemed—Class I	(682,216)	(804,315)
Payment for shares redeemed—Class II	(7,497)	(8,914)
Net increase in net assets from Fund share transactions	1,507,942	328,860
Total increase in net assets	2,303,622	918,298
Net assets:
Beginning of year	3,959,622	3,041,324
End of year	$6,263,244	$3,959,622
Accumulated undistributed net investment income (loss)	$(4,373)	$945
Fund Share Transactions—Class I:
Shares sold	46,187	26,233
Shares issued in reinvestment of dividends	5,088	8,384
Less shares redeemed	(16,255)	(23,787)
Net increase in shares outstanding	35,020	10,830
Fund Share Transactions—Class II:
Shares sold	317	271
Shares issued in reinvestment of dividends	13	21
Less shares redeemed	(179)	(260)
Net increase in shares outstanding	151	32

See accompanying Notes to Financial Statements.

oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income	$170,881	$164,625
Net realized gain (loss)	1,849,908	1,688,704
Net change in unrealized appreciation (depreciation)	(34,603)	1,216,404
Net increase in net assets from operations	1,986,186	3,069,733
Distributions to shareholders from:
Net investment income—Class I	(90,716)	(164,075)
Net investment income—Class II	(1,788)	(7,829)
Net realized gain—Class I	(1,391,333)	(430,958)
Net realized gain—Class II	(91,024)	(31,084)
Total distributions to shareholders	(1,574,861)	(633,946)
From Fund share transactions:
Proceeds from shares sold—Class I	2,772,647	2,256,227
Proceeds from shares sold—Class II	219,618	210,649
Reinvestment of distributions—Class I	1,394,591	562,268
Reinvestment of distributions—Class II	83,122	34,450
Payment for shares redeemed—Class I	(3,384,039)	(4,763,063)
Payment for shares redeemed—Class II	(381,290)	(479,308)
Net increase (decrease) in net assets from Fund share transactions	704,649	(2,178,777)
Total increase in net assets	1,115,974	257,010
Net assets:
Beginning of year	19,433,937	19,176,927
End of year	$20,549,911	$19,433,937
Accumulated undistributed net investment income	$140,535	$86,444
Fund Share Transactions—Class I:
Shares sold	83,077	74,037
Shares issued in reinvestment of dividends	43,473	19,805
Less shares redeemed	(101,356)	(157,552)
Net increase (decrease) in shares outstanding	25,194	(63,710)
Fund Share Transactions—Class II:
Shares sold	6,616	7,025
Shares issued in reinvestment of dividends	2,603	1,219
Less shares redeemed	(11,481)	(15,913)
Net decrease in shares outstanding	(2,262)	(7,669)

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income	$25,680	$17,958
Net realized gain (loss)	210,668	232,367
Net change in unrealized appreciation (depreciation)	(37,823)	535,743
Net increase in net assets from operations	198,525	786,068
Distributions to shareholders from:
Net investment income—Class I	(77,231)	(33,109)
Net investment income—Class II	(893)	(430)
Net realized gain—Class I	(56,046)	0
Net realized gain—Class II	(740)	0
Total distributions to shareholders	(134,910)	(33,539)
From Fund share transactions:
Proceeds from shares sold—Class I	1,060,586	638,657
Proceeds from shares sold—Class II	11,571	5,701
Reinvestment of distributions—Class I	124,277	30,952
Reinvestment of distributions—Class II	1,513	402
Payment for shares redeemed—Class I	(624,185)	(593,418)
Payment for shares redeemed—Class II	(11,107)	(11,347)
Redemption fees—Class I	0	0 (a)
Redemption fees—Class II	0	0 (a)
Net increase in net assets from Fund share transactions	562,655	70,947
Total increase in net assets	626,270	823,476
Net assets:
Beginning of year	2,919,313	2,095,837
End of year	$3,545,583	$2,919,313
Accumulated undistributed net investment income (loss)	$(4,281)	$50,077
Fund Share Transactions—Class I:
Shares sold	34,770	24,401
Shares issued in reinvestment of dividends	4,256	1,363
Less shares redeemed	(20,531)	(24,162)
Net increase in shares outstanding	18,495	1,602
Fund Share Transactions—Class II:
Shares sold	388	221
Shares issued in reinvestment of dividends	53	18
Less shares redeemed	(370)	(463)
Net increase (decrease) in shares outstanding	71	(224)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income	$15,445	$8,181
Net realized gain (loss)	63,040	48,723
Net change in unrealized appreciation (depreciation)	29,932	183,532
Net increase in net assets from operations	108,417	240,436
Distributions to shareholders from:
Net investment income—Class I	(11,545)	(7,715)
Net realized gain—Class I	(22,884)	(4,628)
Total distributions to shareholders	(34,429)	(12,343)
From Fund share transactions:
Proceeds from shares sold—Class I	1,060,662	531,364
Reinvestment of distributions—Class I	28,754	10,639
Payment for shares redeemed—Class I	(385,875)	(166,160)
Net increase in net assets from Fund share transactions	703,541	375,843
Total increase in net assets	777,529	603,936
Net assets:
Beginning of year	1,159,763	555,827
End of year	$1,937,292	$1,159,763
Accumulated undistributed net investment income	$10,749	$10,490
Fund Share Transactions—Class I:
Shares sold	64,187	37,392
Shares issued in reinvestment of dividends	1,796	865
Less shares redeemed	(23,327)	(12,176)
Net increase in shares outstanding	42,656	26,081

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income	$526,424	$236,944
Net realized gain (loss)	1,542,589	905,068
Net change in unrealized appreciation (depreciation)	(2,504,051)	3,668,131
Net increase (decrease) in net assets from operations	(435,038)	4,810,143
Distributions to shareholders from:
Net investment income—Class I	(443,291)	(218,798)
Net investment income—Class II	(6,083)	(4,980)
Net realized gain—Class I	(298,171)	0
Net realized gain—Class II	(4,929)	0
Total distributions to shareholders	(752,474)	(223,778)
From Fund share transactions:
Proceeds from shares sold—Class I	11,426,097	12,816,063
Proceeds from shares sold—Class II	337,466	188,732
Reinvestment of distributions—Class I	596,808	199,670
Reinvestment of distributions—Class II	7,279	3,133
Payment for shares redeemed—Class I	(4,983,536)	(2,612,687)
Payment for shares redeemed—Class II	(170,918)	(143,384)
Net increase in net assets from Fund share transactions	7,213,196	10,451,527
Total increase in net assets	6,025,684	15,037,892
Net assets:
Beginning of year	24,272,832	9,234,940
End of year	$30,298,516	$24,272,832
Accumulated undistributed net investment income	$417,622	$352,716
Fund Share Transactions—Class I:
Shares sold	434,304	549,644
Shares issued in reinvestment of dividends	23,358	9,899
Less shares redeemed	(190,202)	(115,610)
Net increase in shares outstanding	267,460	443,933
Fund Share Transactions—Class II:
Shares sold	12,777	8,312
Shares issued in reinvestment of dividends	283	154
Less shares redeemed	(6,458)	(6,372)
Net increase in shares outstanding	6,602	2,094

See accompanying Notes to Financial Statements.

oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
From Operations:
Net investment income	$29,622	$22,209
Net realized gain (loss)	207,128	104,169
Net change in unrealized appreciation (depreciation)	(330,279)	414,142
Net increase (decrease) in net assets from operations	(93,529)	540,520
Distributions to shareholders from:
Net investment income—Class I	(77,487)	(24,448)
Net investment income—Class II	(104)	(36)
Total distributions to shareholders	(77,591)	(24,484)
From Fund share transactions:
Proceeds from shares sold—Class I	1,257,909	544,646
Proceeds from shares sold—Class II	1,578	1,226
Reinvestment of distributions—Class I	68,648	21,893
Reinvestment of distributions—Class II	38	14
Payment for shares redeemed—Class I	(500,401)	(353,631)
Payment for shares redeemed—Class II	(1,631)	(1,233)
Redemption fees—Class I	643	212
Redemption fees—Class II	1	0 (a)
Net increase in net assets from Fund share transactions	826,785	213,127
Total increase in net assets	655,665	729,163
Net assets:
Beginning of year	2,257,582	1,528,419
End of year	$2,913,247	$2,257,582
Accumulated undistributed net investment income	$11,663	$53,186
Fund Share Transactions—Class I:
Shares sold	71,954	36,156
Shares issued in reinvestment of dividends	4,096	1,601
Less shares redeemed	(28,760)	(24,243)
Net increase in shares outstanding	47,290	13,514
Fund Share Transactions—Class II:
Shares sold	91	82
Shares issued in reinvestment of dividends	2	1
Less shares redeemed	(94)	(84)
Net decrease in shares outstanding	(1)	(1)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the year ended September 30, 2014.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

oakmark.com 55

Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and 2 at the end of the reporting cycle. At September 30, 2014 there were no transfers between levels.

The following is a summary of the inputs used as of September 30, 2014 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks - Assets	$15,499,218	$0	$0
Short Term Investments - Assets	0	1,215,366	0
Common Stock Sold Short - Liabilities	(40,991)	0	0
Total	$15,458,227	$1,215,366	$0
Select
Common Stocks	$5,777,868	$0	$0
Short Term Investments	0	505,204	0
Total	$5,777,868	$505,204	$0
Equity and Income
Common Stocks	$13,063,364	$0	$0
Government and Agency Securities	0	1,797,154	0
Corporate Bonds	0	888,304	0
Asset Backed Securities	0	11,506	0
Short Term Investments	0	4,791,777	0
Total	$13,063,364	$7,488,741	$0
Global
Common Stocks	$3,454,659	$0	$0
Short Term Investments	0	61,153	0
Forward Foreign Currency Contracts - Assets	0	19,962	0
Forward Foreign Currency Contracts - Liabilities	0	(983)	0
Total	$3,454,659	$80,132	$0
Global Select
Common Stocks	$1,873,925	$0	$0
Short Term Investments	0	10,616	0
Forward Foreign Currency Contracts - Assets	0	5,538	0
Total	$1,873,925	$16,154	$0

56 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$28,918,720	$0	$0
Short Term Investments	0	1,055,597	0
Forward Foreign Currency Contracts - Assets	0	235,562	0
Forward Foreign Currency Contracts - Liabilities	0	(17,059)	0
Total	$28,918,720	$1,274,100	$0
Int'l Small Cap
Common Stocks	$2,800,710	$0	$0
Short Term Investments	0	95,999	0
Forward Foreign Currency Contracts - Assets	0	21,364	0
Total	$2,800,710	$117,363	$0

Offsetting assets and liabilities

During the current reporting period, the Funds adopted the new disclosure requirements under Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), issued by the Financial Accounting Standards Board. ASU 2011-11 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2014 certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the table included in the Forward foreign currency contracts section of Note 1 to Financial Statements.

At September 30, 2014 each of the Funds held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered

oakmark.com 57

Oakmark Funds

Notes to Financial Statements (continued)

and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2014 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 9/30/14	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	18,363	12/17/14	$19,251	$(983)
			$19,251	$(983)
Foreign Currency Sold:
Australian Dollar	41,764	06/17/15	$35,893	$1,438
Swiss Franc	184,500	12/17/14	193,423	18,524
			$229,316	$19,962

During the year ended September 30, 2014 the notional value of forward foreign currency contracts opened for Global were $348,816 and the notional value of settled contracts was $345,794 (in thousands).

Global Select

	Local Contract Amount	Settlement Date	Valuation at 9/30/14	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	57,054	12/17/14	$59,813	$5,538
			$59,813	$5,538

During the year ended September 30, 2014 the notional value of forward foreign currency contracts opened for Global Select were $88,195 and the notional value of settled contracts was $77,551 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 9/30/14	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swedish Krona	381,089	03/18/15	$52,799	$(2,449)
Swiss Franc	273,063	12/17/14	286,270	(14,610)
			$339,069	$(17,059)
Foreign Currency Sold:
Australian Dollar	534,002	06/17/15	$458,930	$18,393
Swedish Krona	3,119,052	03/18/15	432,138	32,433
Swiss Franc	1,840,000	12/17/14	1,928,992	184,736
			$2,820,060	$235,562

During the year ended September 30, 2014 the notional value of forward foreign currency contracts opened for International were $4,493,941 and the notional value of settled contracts was $3,763,642 (in thousands).

58 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 9/30/14	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	148,342	06/17/15	$127,488	$5,110
Norwegian Krone	228,741	03/18/15	35,394	2,341
Swiss Franc	141,277	12/17/14	148,110	13,913
			$310,992	$21,364

During the year ended September 30, 2014 the notional value of forward foreign currency contracts opened for Int'l Small Cap were $527,261 and the notional value of settled contracts was $404,219 (in thousands).

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Additionally, each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-reorganization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of when-issued shares is treated as a short sale for accounting purposes. After the effective date, when shares of the new companies are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2014 Oakmark had an open sale of when-issued shares of CDK Global, Inc.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2014 Oakmark and Equity and Income held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

oakmark.com 59

Oakmark Funds

Notes to Financial Statements (continued)

Transactions in written option contracts during the year ended September 30, 2014 for Oakmark and Select are as follows:

Oakmark

	Number of Contracts	Premiums
Options outstanding at September 30, 2013	0	$0
Options written	200	56,419
Options bought back	(200)	(56,419)
Options outstanding at September 30, 2014	0	$0

Select

	Number of Contracts	Premiums
Options outstanding at September 30, 2013	0	$0
Options written	310	87,455
Options bought back	(310)	(87,455)
Options outstanding at September 30, 2014	0	$0

Committed line of credit

The Trust has an unsecured committed line of credit (the "Facility") with State Street in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.08% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2014.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2014 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2014 all of the Funds held repurchase agreements.

Security lending

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasurys maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. At September 30, 2014 none of the Funds had securities on loan.

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise more than 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

60 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2014 Equity and Income held the following restricted securities:

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$29,500	1011778 BC ULC/New Red Finance Inc., 144A, 6.00%, due 04/01/22	09/24/14	$99.3750	$100.0000	$29,316	0.14%
9,785	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	04/15/14	104.0000	106.6250	10,177	0.05%
4,325	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	04/14/14	104.0000	106.6250	4,498	0.02%
2,925	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	01/31/14	104.0000	103.7500	3,042	0.01%
1,950	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	01/31/14	104.0000	103.7500	2,028	0.01%
1,000	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	09/12/13	104.0000	100.0000	1,040	0.01%
980	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	04/25/14	104.0000	106.6250	1,019	0.00%*
2,695	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/09/14	106.2500	109.0000	2,863	0.01%
2,505	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	02/06/14	106.2500	104.7500	2,662	0.01%
2,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/17/13	106.2500	101.6250	2,125	0.01%
1,970	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/15/14	106.2500	108.7500	2,093	0.01%
1,970	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/11/14	106.2500	108.7500	2,093	0.01%
1,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/12/13	106.2500	100.0000	1,063	0.01%
980	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/25/14	106.2500	108.6250	1,041	0.01%
495	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	04/11/14	106.2500	108.7500	526	0.00%*
30,000	BMW US Capital LLC, 144A, 0.10%, due 10/03/14	08/06/14	99.9994	99.9839	30,000	0.15%
30,000	BMW US Capital LLC, 144A, 0.07%, due 11/24/14	09/24/14	99.9895	99.9881	29,997	0.15%
22,920	BMW US Capital LLC, 144A, 0.07%, due 11/13/14	09/23/14	99.9916	99.9901	22,918	0.11%
22,000	BMW US Capital LLC, 144A, 0.10%, due 10/20/14	08/18/14	99.9947	99.9825	21,999	0.11%
20,000	BMW US Capital LLC, 144A, 0.10%, due 10/09/14	08/06/14	99.9978	99.9822	20,000	0.10%
20,000	BMW US Capital LLC, 144A, 0.11%, due 12/23/14	09/24/14	99.9566	99.9725	19,991	0.10%
6,000	BMW US Capital LLC, 144A, 0.10%, due 10/20/14	08/22/14	99.9947	99.9836	6,000	0.03%
50,000	BP Capital Markets PLC, 144A, 0.10%, due 10/17/14	09/12/14	99.9956	99.9903	49,998	0.24%
11,450	Cabela's Master Credit Card Trust, 144A, 0.704%, due 10/15/19	10/20/11	100.4858	100.0000	11,506	0.06%
12,774	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/24/14	106.0000	106.7500	13,540	0.07%
2,940	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	07/30/14	106.0000	107.6250	3,116	0.02%
1,075	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	07/21/14	106.0000	107.7500	1,140	0.01%
981	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	07/31/14	106.0000	107.2500	1,040	0.01%
980	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	04/30/14	106.0000	108.5000	1,039	0.01%

oakmark.com 61

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$250	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/20/12	$106.0000	$100.0000	$265	0.00%*
30,000	Credit Suisse Group AG, 144A, 7.50%, due 12/31/49	12/04/13	105.0000	100.0000	31,500	0.15%
7,000	Credit Suisse Group AG, 144A, 6.25%, due 12/31/49	06/11/14	96.7500	100.0000	6,772	0.03%
25,000	General Mills, Inc., 144A, 0.20%, due 10/24/14	09/25/14	99.9872	99.9839	24,997	0.12%
24,000	General Mills, Inc., 144A, 0.20%, due 10/16/14	09/16/14	99.9917	99.9833	23,998	0.12%
20,000	General Mills, Inc., 144A, 0.17%, due 10/02/14	09/04/14	99.9995	99.9873	20,000	0.10%
20,000	General Mills, Inc., 144A, 0.15%, due 10/06/14	09/08/14	99.9979	99.9883	20,000	0.10%
20,000	General Mills, Inc., 144A, 0.22%, due 11/07/14	09/23/14	99.9774	99.9725	19,995	0.10%
15,000	General Mills, Inc., 144A, 0.16%, due 10/07/14	09/09/14	99.9973	99.9876	15,000	0.07%
15,000	General Mills, Inc., 144A, 0.22%, due 11/03/14	09/24/14	99.9798	99.9756	14,997	0.07%
13,000	General Mills, Inc., 144A, 0.16%, due 10/10/14	09/08/14	99.9960	99.9858	12,999	0.06%
12,500	General Mills, Inc., 144A, 0.18%, due 10/20/14	09/26/14	99.9905	99.9880	12,499	0.06%
12,000	General Mills, Inc., 144A, 0.17%, due 10/16/14	09/12/14	99.9929	99.9839	11,999	0.06%
12,000	General Mills, Inc., 144A, 0.20%, due 10/22/14	09/26/14	99.9883	99.9856	11,999	0.06%
10,000	General Mills, Inc., 144A, 0.16%, due 10/02/14	09/03/14	99.9996	99.9871	10,000	0.05%
10,000	General Mills, Inc., 144A, 0.21%, due 10/22/14	09/24/14	99.9878	99.9837	9,999	0.05%
10,000	General Mills, Inc., 144A, 0.23%, due 10/27/14	09/22/14	99.9834	99.9776	9,998	0.05%
7,200	General Mills, Inc., 144A, 0.20%, due 10/27/14	09/30/14	99.9856	99.9850	7,199	0.04%
7,000	General Mills, Inc., 144A, 0.22%, due 11/07/14	09/23/14	99.9774	99.9725	6,998	0.03%
6,290	General Mills, Inc., 144A, 0.22%, due 10/27/14	09/30/14	99.9841	99.9835	6,289	0.03%
10,000	Howard Hughes Corp., 144A, 6.875%, due 10/01/21	09/27/13	103.2500	100.0000	10,325	0.05%
50,000	J.P. Morgan Securities LLC, 144A, 0.24%, due 01/23/15	08/01/14	99.9399	49.9412	49,970	0.24%
25,000	J.P. Morgan Securities LLC, 144A, 0.23%, due 01/14/15	07/14/14	99.9455	99.8844	24,986	0.12%
30,000	Kellogg Co., 144A, 0.14%, due 10/09/14	09/11/14	99.9969	99.9891	29,999	0.15%
30,000	Kellogg Co., 144A, 0.14%, due 10/14/14	09/12/14	99.9949	99.9887	29,998	0.15%
28,000	Kellogg Co., 144A, 0.16%, due 10/03/14	09/23/14	99.9991	99.9956	28,000	0.14%
25,000	Kellogg Co., 144A, 0.14%, due 10/20/14	09/18/14	99.9926	99.9876	24,998	0.12%
25,000	Kellogg Co., 144A, 0.16%, due 10/24/14	09/26/14	99.9898	99.9876	24,997	0.12%
20,000	Kellogg Co., 144A, 0.17%, due 10/06/14	09/19/14	99.9976	99.9920	20,000	0.10%
15,000	Kellogg Co., 144A, 0.17%, due 10/20/14	09/19/14	99.9910	99.9854	14,999	0.07%

62 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$15,000	Kellogg Co., 144A, 0.18%, due 10/23/14	09/29/14	$99.9890	$99.9885	$14,998	0.07%
12,509	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	09/09/14	106.2500	107.5000	13,291	0.06%
9,605	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	08/15/12	106.2500	100.0000	10,205	0.05%
5,076	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	05/16/14	106.2500	109.1250	5,393	0.03%
2,000	Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22	05/19/14	99.5000	100.0000	1,990	0.01%
60,000	Medtronic, Inc., 144A, 0.10%, due 10/14/14	08/28/14	99.9964	99.9869	59,998	0.29%
55,000	MetLife, Inc., 144A, 0.11%, due 11/03/14	09/17/14	99.9899	99.9856	54,994	0.27%
53,000	MetLife, Inc., 144A, 0.10%, due 10/08/14	08/26/14	99.9981	99.9881	52,999	0.26%
48,500	MetLife, Inc., 144A, 0.11%, due 10/27/14	09/11/14	99.9921	99.9859	48,496	0.24%
30,000	MetLife, Inc., 144A, 0.12%, due 10/06/14	08/04/14	99.9983	99.9790	30,000	0.15%
30,000	MetLife, Inc., 144A, 0.11%, due 10/21/14	09/08/14	99.9939	99.9869	29,998	0.15%
28,000	MetLife, Inc., 144A, 0.10%, due 10/01/14	08/19/14	100.0000	99.9881	28,000	0.14%
27,000	MetLife, Inc., 144A, 0.11%, due 10/09/14	08/21/14	99.9976	99.9850	26,999	0.13%
27,000	MetLife, Inc., 144A, 0.12%, due 11/17/14	09/19/14	99.9843	99.9803	26,996	0.13%
25,000	MetLife, Inc., 144A, 0.11%, due 10/10/14	08/22/14	99.9973	99.9850	24,999	0.12%
25,000	MetLife, Inc., 144A, 0.13%, due 10/20/14	07/25/14	99.9931	99.9686	24,998	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 10/22/14	09/03/14	99.9936	99.9850	24,998	0.12%
25,000	MetLife, Inc., 144A, 0.12%, due 10/27/14	08/27/14	99.9913	99.9797	24,998	0.12%
21,000	MetLife, Inc., 144A, 0.12%, due 10/14/14	08/11/14	99.9957	99.9787	20,999	0.10%
20,000	MetLife, Inc., 144A, 0.13%, due 10/17/14	07/15/14	99.9942	99.9661	19,999	0.10%
16,000	MetLife, Inc., 144A, 0.13%, due 10/15/14	07/14/14	99.9949	99.9664	15,999	0.08%
13,000	MetLife, Inc., 144A, 0.11%, due 11/18/14	09/29/14	99.9853	99.9847	12,998	0.06%
7,815	MetLife, Inc., 144A, 0.11%, due 11/17/14	09/30/14	99.9856	99.9853	7,814	0.04%
20,000	Microsoft Corp., 144A, 0.07%, due 11/12/14	09/24/14	99.9918	99.9905	19,998	0.10%
1,000	Post Holdings, Inc., 144A, 6.75%, due 12/01/21	03/12/14	94.7500	105.7500	947	0.00%*
2,000	Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	07/11/13	89.5000	99.4830	1,790	0.01%
1,945	Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	04/10/14	89.5000	109.0000	1,741	0.01%
1,745	Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	04/14/14	89.5000	108.7500	1,562	0.01%
980	Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	04/15/14	89.5000	108.7500	877	0.00%*
980	Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	05/13/14	89.5000	108.7500	877	0.00%*

oakmark.com 63

Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$980	Quiksilver, Inc./QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	05/27/14	$89.5000	$108.6250	$877	0.00%*
6,000	Scotiabank Peru SA, 144A, 4.50%, due 12/13/27	12/06/12	96.0000	100.0000	5,760	0.03%
2,725	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/27/12	105.5000	99.8750	2,875	0.01%
2,265	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/26/12	105.5000	99.0000	2,389	0.01%
6,820	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	97.0000	100.0000	6,615	0.03%
3,150	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	97.0000	101.0000	3,056	0.01%
11,796	Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24	09/04/14	95.5000	100.0000	11,265	0.05%
2,949	Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24	09/04/14	95.5000	99.7500	2,816	0.01%
7,385	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	06/24/14	100.5000	105.2500	7,422	0.04%
6,505	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	05/28/14	100.5000	105.4000	6,537	0.03%
4,952	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	05/27/14	100.5000	105.5000	4,977	0.02%
3,969	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	06/25/14	100.5000	105.2500	3,989	0.02%
3,920	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	04/11/14	100.5000	105.6250	3,939	0.02%
1,993	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	06/26/14	100.5000	105.2500	2,003	0.01%
975	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	04/16/14	100.5000	105.5000	980	0.00%*
735	Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18	04/23/14	100.5000	105.5000	739	0.00%*
25,000	Wellpoint, Inc., 144A, 0.20%, due 10/01/14	07/02/14	100.0000	99.9494	25,000	0.12%
25,000	Wellpoint, Inc., 144A, 0.20%, due 10/06/14	07/08/14	99.9972	99.9500	24,999	0.12%
25,000	Wellpoint, Inc., 144A, 0.20%, due 10/14/14	07/09/14	99.9928	99.9461	24,998	0.12%
8,000	Wellpoint, Inc., 144A, 0.20%, due 10/15/14	09/02/14	99.9922	99.9761	7,999	0.04%
					$1,592,831	7.75%

*  Amount rounds to less than 0.01%

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

Recently issued accounting pronouncement

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

64 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion; and
0.620% over $12.5 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion; and
0.795% over $23 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2015 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2018, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2014 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the

oakmark.com 65

Oakmark Funds

Notes to Financial Statements (continued)

change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2014 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$12,413,485	$4,317,925	$(57,817)	$4,260,108
Select	4,648,847	1,634,225	0	1,634,225
Equity and Income	15,702,432	4,935,811	(86,138)	4,849,673
Global	2,920,611	700,528	(105,327)	595,201
Global Select	1,657,204	270,440	(43,103)	227,337
International	28,761,225	2,388,787	(1,175,695)	1,213,092
Int'l Small Cap	2,896,925	228,320	(228,536)	(216)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2014 none of the Funds had pre-enactment or post-enactment net capital losses for federal income tax purposes. During the year ended September 30, 2014 Int'l Small Cap utilized $19,742 of capital loss carry-forward (in thousands).

During the year ended September 30, 2014 as permitted under federal income tax regulations, Select elected to defer $3,294 of late year ordinary losses (in thousands).

At September 30, 2014 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$82,774	$1,117,901	$1,200,675
Select	0	834,561	834,561
Equity and Income	163,542	1,756,601	1,920,143
Global	50,923	142,520	193,443
Global Select	44,774	37,145	81,919
International	822,078	1,152,579	1,974,657
Int'l Small Cap	48,958	179,018	227,976

During the years ended September 30, 2014 and 2013 the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2014		Year Ended September 30, 2013
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$73,945	$462,307	$54,952	$219,332
Select	3,665	225,434	2,753	289,293
Equity and Income	92,504	1,482,357	171,904	462,042
Global	78,124	56,786	33,539	0
Global Select	11,545	22,884	7,715	4,628
International	449,374	303,100	223,778	0
Int'l Small Cap	77,591	0	24,484	0

66 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

On September 30, 2014 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, passive foreign investment companies, distribution re-designations, and in-kind transactions gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2014 transactions in investment securities (excluding short-term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$6,575,617	$2,704,942	$2,850,836	$1,446,248	$1,060,752	$18,302,500	$1,805,954
Proceeds from sales	3,107,451	1,727,449	5,373,873	1,024,731	378,590	11,240,423	983,221

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2014 were $103,567 and $164,160, respectively, for Equity and Income.

For the year ended September 30, 2014 the proceeds from in-kind sales including short-term securities (in thousands) were $142,021 for International. The table above excludes such in-kind transactions. Gains and losses on in-kind transactions are not taxable for federal income tax purposes.

During the year ended September 30, 2014 Int'l Small Cap engaged in sale transactions (in thousands) totaling $420 with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the 1940 Act.

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2014. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2013	Value September 30, 2014
Foot Locker, Inc.	7,348	$0	$20,986	$6,477	$0	$261,705	$408,933
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	5,221	0	0	53	0	5,208
Lear Corp. (b)	3,787	0	62,786	3,291	0	316,601	327,276
TOTALS		$5,221	$83,772	$9,768	$53	$578,306	$741,417

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2013	Value September 30, 2014
Meitec Corp.	2,273	$0	$15,874	$1,952	$80,693	$67,554
Orica, Ltd.	36,015	145,905	40,041	28,747	572,490	595,967
SKF AB	25,379	382,961	2,549	17,594	296,302	530,017
Willis Group Holdings PLC	15,241	116,532	2,638	16,541	541,829	630,995
TOTALS		$645,398	$61,102	$64,834	$1,491,314	$1,824,533

oakmark.com 67

Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2013	Value September 30, 2014
Atea ASA	6,963	$9,829	$0	$7,869	$63,525	$78,305
gategroup Holding AG (a)	1,761	3,079	0	558	41,984	37,905
Goodman Fielder, Ltd.	99,141	11,841	9,103	1,806	60,489	54,252
Kaba Holding AG (b)	172	30,538	11,781	1,649	57,500	80,093
LSL Property Services PLC	10,416	30,414	420	4,330	44,805	55,047
Orbotech, Ltd. (a)	1,923	0	24,067	0	41,972	29,954
Premier Farnell PLC	21,775	22,438	2,723	3,574	56,810	64,247
Saft Groupe SA	1,596	8,811	0	1,476	36,977	54,315
Vitec Group PLC (b) (c)	0	0	21,685	402	24,417	0
TOTALS		$116,950	$69,779	$21,664	$428,479	$454,118

(a)  Non-income producing security.

(b)  Due to transactions during the year ended September 30, 2014, the company is no longer an affiliate.

(c)  Position in issuer liquidated during the year ended September 30, 2014.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Global Fund and International Small Cap Fund were closed to most new investors as of the close of business on October 10, 2014. Please see the Funds' prospectus as supplemented October 7, 2014, available at OAKMARK.COM, for additional information. Management has determined that there are no other material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

68 OAKMARK FUNDS

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$59.73	$48.97	$37.87	$38.36	$34.55
Income From Investment Operations:
Net Investment Income	0.43	0.42 (a)	0.36 (a)	0.34 (a)	0.24
Net Gain (Loss) on Investments (both realized and unrealized)	11.22	12.22	11.09	(0.58)	3.80
Total From Investment Operations	11.65	12.64	11.45	(0.24)	4.04
Less Distributions:
From Net Investment Income	(0.32)	(0.38)	(0.35)	(0.25)	(0.23)
From Capital Gains	(2.60)	(1.50)	0.00	0.00	0.00
Total Distributions	(2.92)	(1.88)	(0.35)	(0.25)	(0.23)
Redemption Fees	0.00	0.00	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$68.46	$59.73	$48.97	$37.87	$38.36
Total Return	20.01%	26.75%	30.43%	-0.67%	11.74%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$16,489.4	$10,409.0	$6,738.7	$4,512.5	$3,419.3
Ratio of Expenses to Average Net Assets	0.87%	0.95%	1.03%	1.04%	1.11%
Ratio of Net Investment Income to Average Net Assets	0.76%	0.78%	0.81%	0.82%	0.65%
Portfolio Turnover Rate	25%	19%	27%	18%	24%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$59.58	$48.89	$37.78	$38.32	$34.56
Income From Investment Operations:
Net Investment Income	0.23	0.27 (a)	0.24 (a)	0.19 (a)	0.13
Net Gain (Loss) on Investments (both realized and unrealized)	11.19	12.20	11.09	(0.59)	3.79
Total From Investment Operations	11.42	12.47	11.33	(0.40)	3.92
Less Distributions:
From Net Investment Income	(0.22)	(0.28)	(0.22)	(0.14)	(0.16)
From Capital Gains	(2.60)	(1.50)	0.00	0.00	0.00
Total Distributions	(2.82)	(1.78)	(0.22)	(0.14)	(0.16)
Redemption Fees	0.00	0.00	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$68.18	$59.58	$48.89	$37.78	$38.32
Total Return	19.64%	26.41%	30.11%	-1.07%	11.37%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$170.7	$93.8	$36.1	$24.7	$9.0
Ratio of Expenses to Average Net Assets	1.18%	1.23%	1.30%	1.45%	1.42%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.49%	0.54%	0.44%	0.34%
Portfolio Turnover Rate	25%	19%	27%	18%	24%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 69

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$37.74		$32.33	$25.50	$25.64	$22.68
Income From Investment Operations:
Net Investment Income (Loss)	(0.00	)(b)	0.04	0.04	0.04 (a)	0.06 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	9.14		8.40	6.85	(0.12)	2.97
Total From Investment Operations	9.14		8.44	6.89	(0.08)	3.03
Less Distributions:
From Net Investment Income	(0.04)		(0.03)	(0.06)	(0.06)	(0.07)
From Capital Gains	(2.13)		(3.00)	0.00	0.00	0.00
Total Distributions	(2.17)		(3.03)	(0.06)	(0.06)	(0.07)
Redemption Fees	0.00		0.00	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$44.71		$37.74	$32.33	$25.50	$25.64
Total Return	25.03%		28.40%	27.05%	-0.34%	13.39%
Ratios/ Supplemental Data:
Net Assets, End of Year ($million)	$6,238.8		$3,944.6	$3,029.5	$2,266.7	$2,407.8
Ratio of Expenses to Average Net Assets	0.95%		1.01%	1.05%	1.07%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)%		0.11%	0.11%	0.15%	0.22%
Portfolio Turnover Rate	37%		24%	32%	16%	25%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013	2012		2011		2010
Net Asset Value, Beginning of Year	$37.50	$32.21	$25.43		$25.59		$22.70
Income From Investment Operations:
Net Investment Loss	(0.18)	(0.11)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)
Net Gain (Loss) on Investments (both realized and unrealized)	9.13	8.40	6.84		(0.11)		2.97
Total From Investment Operations	8.95	8.29	6.78		(0.16)		2.95
Less Distributions:
From Net Investment Income	0.00	0.00	0.00		0.00		(0.06)
From Capital Gains	(2.13)	(3.00)	0.00		0.00		0.00
Total Distributions	(2.13)	(3.00)	0.00		0.00		(0.06)
Redemption Fees	0.00	0.00	0.00	(b)	0.00	(b)	0.00	(b)
Net Asset Value, End of Year	$44.32	$37.50	$32.21		$25.43		$25.59
Total Return	24.66%	27.99%	26.66%		-0.63%		12.99%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$24.4	$15.0	$11.8		$8.0		$8.3
Ratio of Expenses to Average Net Assets	1.23%	1.33%	1.36%		1.38%		1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%	(0.21)%	(0.21)%		(0.16)%		(0.08)%
Portfolio Turnover Rate	37%	24%	32%		16%		25%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

70 OAKMARK FUNDS

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$33.06	$29.09		$25.62	$26.03	$24.72
Income From Investment Operations:
Net Investment Income	0.29	0.28		0.25	0.26	0.27 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	3.02	4.68		4.07	(0.45)	1.33
Total From Investment Operations	3.31	4.96		4.32	(0.19)	1.60
Less Distributions:
From Net Investment Income	(0.17)	(0.27)		(0.38)	(0.22)	(0.29)
From Capital Gains	(2.55)	(0.72)		(0.47)	0.00	0.00
Total Distributions	(2.72)	(0.99)		(0.85)	(0.22)	(0.29)
Net Asset Value, End of Year	$33.65	$33.06		$29.09	$25.62	$26.03
Total Return	10.39%	17.63%		17.19%	-0.77%	6.52%
Ratios/ Supplemental Data:
Net Assets, End of Year ($million)	$19,392.7	$18,222.5		$17,889.0	$16,441.0	$16,993.7
Ratio of Expenses to Average Net Assets	0.74%	0.77%		0.78%	0.77%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.89%		0.84%	0.93%	1.04%
Portfolio Turnover Rate	18%	25	%(b)	29%	47%	91%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$32.83	$28.90		$25.45	$25.85	$24.57
Income From Investment Operations:
Net Investment Income	0.18 (a)	0.17		0.15	0.17	0.18
Net Gain (Loss) on Investments (both realized and unrealized)	3.00	4.66		4.05	(0.43)	1.33
Total From Investment Operations	3.18	4.83		4.20	(0.26)	1.51
Less Distributions:
From Net Investment Income	(0.05)	(0.18)		(0.28)	(0.14)	(0.23)
From Capital Gains	(2.55)	(0.72)		(0.47)	0.00	0.00
Total Distributions	(2.60)	(0.90)		(0.75)	(0.14)	(0.23)
Net Asset Value, End of Year	$33.41	$32.83		$28.90	$25.45	$25.85
Total Return	10.04%	17.23%		16.82%	-1.04%	6.17%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,157.2	$1,211.4		$1,288.0	$1,212.2	$1,270.1
Ratio of Expenses to Average Net Assets	1.05%	1.10%		1.09%	1.09%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.56%		0.53%	0.61%	0.71%
Portfolio Turnover Rate	18%	25	%(b)	29%	47%	91%

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

oakmark.com 71

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013		2012	2011		2010
Net Asset Value, Beginning of Year	$29.70	$21.63		$18.81	$20.39		$18.94
Income From Investment Operations:
Net Investment Income	0.23 (a)	0.21		0.20	0.16	(a)	0.10
Net Gain (Loss) on Investments (both realized and unrealized)	1.71	8.23		2.62	(1.65)		1.49
Total From Investment Operations	1.94	8.44		2.82	(1.49)		1.59
Less Distributions:
From Net Investment Income	(0.75)	(0.37)		0.00	(0.09)		(0.14)
From Capital Gains	(0.55)	0.00		0.00	0.00		0.00
Total Distributions	(1.30)	(0.37)		0.00	(0.09)		(0.14)
Redemption Fees	0.00	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$30.34	$29.70		$21.63	$18.81		$20.39
Total Return	6.70%	39.55%		14.99%	-7.38%		8.43%
Ratios/ Supplemental Data:
Net Assets, End of Year ($million)	$3,503.8	$2,880.4		$2,062.8	$1,816.9		$2,031.8
Ratio of Expenses to Average Net Assets	1.11%	1.13%		1.16%	1.16%		1.15%
Ratio of Net Investment Income to Average Net Assets	0.76%	0.75%		0.91%	0.70%		0.53%
Portfolio Turnover Rate	31%	45	%(c)	26%	29	%(c)	37%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013		2012	2011		2010
Net Asset Value, Beginning of Year	$28.98	$21.11		$18.42	$19.97		$18.58
Income From Investment Operations:
Net Investment Income	0.13 (a)	0.03		0.11 (a)	0.06	(a)	0.00 (b)
Net Gain (Loss) on Investments (both realized and unrealized)	1.67	8.14		2.58	(1.61)		1.48
Total From Investment Operations	1.80	8.17		2.69	(1.55)		1.48
Less Distributions:
From Net Investment Income	(0.66)	(0.30)		0.00	0.00	(b)	(0.09)
From Capital Gains	(0.55)	0.00		0.00	0.00		0.00
Total Distributions	(1.21)	(0.30)		0.00	0.00	(b)	(0.09)
Redemption Fees	0.00	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$29.57	$28.98		$21.11	$18.42		$19.97
Total Return	6.35%	39.11%		14.60%	-7.75%		8.02%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$41.8	$38.9		$33.1	$36.6		$50.5
Ratio of Expenses to Average Net Assets	1.45%	1.48%		1.50%	1.55%		1.54%
Ratio of Net Investment Income to Average Net Assets	0.42%	0.40%		0.55%	0.27%		0.09%
Portfolio Turnover Rate	31%	45	%(c)	26%	29	%(c)	37%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

72 OAKMARK FUNDS

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.71	$11.65	$9.96	$10.15	$9.54
Income From Investment Operations:
Net Investment Income	0.12	0.14	0.09	0.02	0.04
Net Gain (Loss) on Investments (both realized and unrealized)	1.21	4.18	1.60	(0.19)	0.61
Total From Investment Operations	1.33	4.32	1.69	(0.17)	0.65
Less Distributions:
From Net Investment Income	(0.14)	(0.16)	0.00	(0.02)	(0.04)
From Capital Gains	(0.27)	(0.10)	0.00	0.00	0.00
Total Distributions	(0.41)	(0.26)	0.00	(0.02)	(0.04)
Redemption Fees	0.00	0.00	0.00 (a)	0.00 (a)	0.00 (a)
Net Asset Value, End of Year	$16.63	$15.71	$11.65	$9.96	$10.15
Total Return	8.52%	37.69%	16.97%	-1.65%	6.81%
Ratios/ Supplemental Data:
Net Assets, End of Year ($million)	$1,937.3	$1,159.8	$555.8	$422.0	$329.9
Ratio of Expenses to Average Net Assets	1.13%	1.15%	1.23%	1.24%	1.29%
Ratio of Net Investment Income to Average Net Assets	0.92%	1.01%	0.72%	0.33%	0.40%
Portfolio Turnover Rate	24%	36%	36%	49%	50%

(a)  Amount rounds to less than $0.01 per share.

oakmark.com 73

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Year	$25.89		$18.79		$16.13	$18.18	$16.25
Income From Investment Operations:
Net Investment Income	0.46	(a)	0.28		0.34 (a)	0.31 (a)	0.20 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.61)		7.26		2.45	(2.20)	1.85
Total From Investment Operations	(0.15)		7.54		2.79	(1.89)	2.05
Less Distributions:
From Net Investment Income	(0.44)		(0.44)		(0.13)	(0.16)	(0.12)
From Capital Gains	(0.29)		0.00		0.00	0.00	0.00
Total Distributions	(0.73)		(0.44)		(0.13)	(0.16)	(0.12)
Redemption Fees	0.00		0.00		0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.01		$25.89		$18.79	$16.13	$18.18
Total Return	-0.64%		40.79%		17.40%	-10.54%	12.67%
Ratios/ Supplemental Data:
Net Assets, End of Year ($million)	$29,759.6		$23,886.0		$8,993.6	$6,920.8	$5,707.4
Ratio of Expenses to Average Net Assets	0.95%		0.98%		1.06%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets	1.76%		1.58%		1.90%	1.63%	1.21%
Portfolio Turnover Rate	39	%(c)	37	%(c)	38%	45%	51%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Year	$25.98		$18.86		$16.18	$18.25	$16.38
Income From Investment Operations:
Net Investment Income	0.37	(a)	0.27	(a)	0.27	0.24 (a)	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.63)		7.23		2.47	(2.20)	1.86
Total From Investment Operations	(0.26)		7.50		2.74	(1.96)	2.00
Less Distributions:
From Net Investment Income	(0.36)		(0.38)		(0.06)	(0.11)	(0.13)
From Capital Gains	(0.29)		0.00		0.00	0.00	0.00
Total Distributions	(0.65)		(0.38)		(0.06)	(0.11)	(0.13)
Redemption Fees	0.00		0.00		0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.07		$25.98		$18.86	$16.18	$18.25
Total Return	-1.04%		40.31%		16.99%	-10.85%	12.26%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$538.9		$386.9		$241.4	$204.0	$146.0
Ratio of Expenses to Average Net Assets	1.33%		1.34%		1.39%	1.45%	1.45%
Ratio of Net Investment Income to Average Net Assets	1.40%		1.20%		1.55%	1.26%	0.83%
Portfolio Turnover Rate	39	%(c)	37	%(c)	38%	45%	51%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

74 OAKMARK FUNDS

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$17.29	$13.06	$11.56	$13.02	$11.51
Income From Investment Operations:
Net Investment Income	0.17	0.18	0.20	0.15 (a)	0.12 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.53)	4.26	1.32	(1.53)	1.55
Total From Investment Operations	(0.36)	4.44	1.52	(1.38)	1.67
Less Distributions:
From Net Investment Income	(0.55)	(0.21)	(0.02)	(0.08)	(0.16)
From Capital Gains	0.00	0.00	0.00 (b)	0.00	0.00
Total Distributions	(0.55)	(0.21)	(0.02)	(0.08)	(0.16)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$16.38	$17.29	$13.06	$11.56	$13.02
Total Return	-2.14%	34.42%	13.15%	-10.72%	14.70%
Ratios/ Supplemental Data:
Net Assets, End of Year ($million)	$2,910.0	$2,254.1	$1,525.8	$1,328.4	$1,217.2
Ratio of Expenses to Average Net Assets	1.31%	1.35%	1.41%	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.23%	1.54%	1.10%	1.02%
Portfolio Turnover Rate	38%	50%	33%	46%	54%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Year	$17.17	$12.98	$11.50		$12.97	$11.50
Income From Investment Operations:
Net Investment Income	0.14	0.13 (a)	0.17	(a)	0.12 (a)	0.09 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.54)	4.24	1.31		(1.55)	1.54
Total From Investment Operations	(0.40)	4.37	1.48		(1.43)	1.63
Less Distributions:
From Net Investment Income	(0.51)	(0.18)	0.00		(0.04)	(0.16)
From Capital Gains	0.00	0.00	0.00	(b)	0.00	0.00
Total Distributions	(0.51)	(0.18)	0.00	(b)	(0.04)	(0.16)
Redemption Fees	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$16.26	$17.17	$12.98		$11.50	$12.97
Total Return	-2.42%	34.04%	12.90%		-11.09%	14.30%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$3.3	$3.5	$2.6		$1.9	$1.4
Ratio of Expenses to Average Net Assets	1.62%	1.64%	1.69%		1.72%	1.72%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.90%	1.34%		0.85%	0.74%
Portfolio Turnover Rate	38%	50%	33%		46%	54%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of Harris
Associates Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprised of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 20, 2014

76 OAKMARK FUNDS

Federal Tax Information

(Unaudited)

Global, International and Int'l Small Cap paid qualifying foreign taxes of $2,447,771, $42,181,701 and $3,910,428 and earned $47,104,999, $677,970,547 and $62,697,634 of foreign source income during the year ended September 30, 2014, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, International and Int'l Small Cap designated $0.02, $0.03, and $0.02 per share as foreign taxes paid and $0.40, $0.56 and $0.35 per share as income earned from foreign sources for the year ended September 30, 2014, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2014 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$219,832
Select	45,188
Equity and Income	234,463
Global	60,592
Global Select	33,454
International	674,002
Int'l Small Cap	58,590

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2014 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	100.00%
Global	16.14%
Global Select	47.43%
International	0.00%
Int'l Small Cap	0.00%

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  EPS refers to Earnings-Per-Share and is calculated by dividing total earnings by the number of shares outstanding.

6.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

7.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

8.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

oakmark.com 77

Disclosures and Endnotes (continued)

10.  "The Rise and Fall of Performance Investing" http://www.cfapubs.org/doi/pdf/10.2469/faj.v70.n4.4, Financial Analysts Journal; July/August 2014.

11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

78 OAKMARK FUNDS

Trustees and Officers

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, the Oakmark Funds. Each trustee serves until the next meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Trustees Who Are Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell* 48 President	2010

Director, Harris Associates Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010; Director, Chief Financial Officer and Treasurer, HAI, HALP and HASLP 2005-2010.

			None

Trustees Who Are Not Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Michael J. Friduss 72	1995	Principal, MJ Friduss & Associates (telecommunications consultants).	None
Thomas H. Hayden 63	1995	Lecturer, Department of Integrated Marketing Communications, the Medill School, Northwestern University.	None
Christine M. Maki 53	1995	Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communications).	None
Laurence C. Morse, Ph.D. 63	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Allan J. Reich 66 Chairman	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	None
Steven S. Rogers 57	2006

Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.

			None
Burton W. Ruder 70	1995	President, BWR Enterprises (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm).	None
Peter S. Voss 67	1995	Retired.	None

oakmark.com 79

Trustees and Officers (continued)

Other Officers of the Trust

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years
Robert M. Levy 64	Executive Vice President	2003	Director, HAI; Chairman and Chief Investment Officer, U.S. Equity of HAI, HALP and HASLP; Portfolio Manager, HALP
Judson H. Brooks 43	Vice President	2013	Analyst, HALP
Anthony P. Coniaris 37	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Portfolio Manager and Analyst, HALP
Richard J. Gorman 48	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant 50	Vice President and Portfolio Manager (Oakmark Fund)	2000	Portfolio Manager and Analyst, HALP
Thomas E. Herman 52	Principal Financial Officer	2011	Chief Financial Officer and Treasurer, HAI, HALP and HASLP since 2010; Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments, prior thereto.
David G. Herro 53	Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Vice President and Chief Investment Officer, International Equity, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson 44	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
John J. Kane 43	Treasurer	2005	Director, Global Investment Services, HALP
Matthew A. Logan 30	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
Michael L. Manelli 34	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Portfolio Manager and Analyst, HALP
Clyde S. McGregor 61	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray 44	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP since 2012; Portfolio Manager and Analyst, HALP
Michael J. Neary 46	Vice President	2009	Managing Director and Client Portfolio Manager, HALP
William C. Nygren 56	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich 43	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Janet L. Reali 63	Vice President, Secretary and Chief Legal Officer	2001	Director, HAI; Vice President, General Counsel and Secretary, HAI and HALP; General Counsel, Chief Compliance Officer, Anti-Money Laundering Officer and Secretary, HASLP
Robert A. Taylor 41	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Vice President and Director of International Research HAI and HALP; Portfolio Manager and Analyst, HALP

80 OAKMARK FUNDS

Trustees and Officers (continued)

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years
Andrew J. Tedeschi 49	Assistant Treasurer	2008	Controller Fund Administration, HALP
Edward J. Wojciechowski 41	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager, Analyst and Director of Fixed Income, HALP

†  Age for Trustees and Officers is as of September 30, 2014.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

Unless otherwise noted, the business address of each officer and trustee listed in the tables is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

oakmark.com 81

Oakmark Funds

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our website at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

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OAKMARK FUNDS

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oakmark.com

oakmark.com

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (04/05/01) TO PRESENT (09/30/14) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (04/05/01)
Oakmark Fund (Class II)	19.64%	16.74%	8.95%	8.08%
S&P 500 Index	19.73%	15.70%	8.11%	6.14%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 and 09/30/14 were 1.23% and 1.18% respectively.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2014

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (09/30/14) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	24.66%	17.81%	8.39%	9.90%
S&P 500 Index	19.73%	15.70%	8.11%	3.98%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 and 09/30/14 were 1.33% and 1.23% respectively.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2014

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (07/12/00) TO PRESENT (09/30/14) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (07/13/00)
Oakmark Equity & Income Fund (Class II)	10.04%	9.62%	7.81%	9.19%
Lipper Balanced Fund Index	10.52%	9.79%	6.43%	4.81%
S&P 500 Index	19.73%	15.70%	8.11%	3.96%
Barclays U.S. Govt./Credit Index	4.08%	4.27%	4.59%	5.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 and 09/30/14 were 1.10% and 1.05% respectively.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2014

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (09/30/14) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	6.35%	11.06%	8.89%	11.65%
MSCI World Index	12.20%	10.86%	7.12%	6.57%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 and 09/30/14 were 1.48% and 1.45% respectively.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2014

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/04/99) TO PRESENT (09/30/14) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/04/99)
Oakmark International Fund (Class II)	-1.04%	10.21%	9.01%	8.79%
MSCI World ex U.S. Index	4.86%	6.52%	6.53%	3.86%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 and 09/30/14 were 1.34% and 1.33% respectively.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2014

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (01/08/01) TO PRESENT (09/30/14) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 09/30/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (01/8/01)
Oakmark International Small Cap Fund (Class II)	-2.42%	8.45%	8.20%	10.59%
MSCI World ex U.S. Small Cap Index	3.37%	8.76%	7.94%	8.78%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 and 09/30/14 were 1.64% and 1.62% respectively.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2014

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.  Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK, (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR:  Thomas H. Hayden, Christine M. Maki, Allan J. Reich, Burton W. Ruder and Peter S. Voss.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2013
Audit Fees(1)	$243,000	$243,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,500	$39,700
All Other Fees(4)	$121,114	$124,421

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(1)         “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)         “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)         “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, specifically distribution consultation.

(4)         “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2014 and September 30, 2013 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $121,114 and $124,421, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)                 Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)                 Not applicable.

(b)                                 Certification of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 25, 2014

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	November 25, 2014